UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21563

Eaton Vance Short Duration Diversified Income Fund

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

October 31

Date of Fiscal Year End

October 31, 2014

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance

Short Duration Diversified Income Fund (EVG)

Annual Report

October 31, 2014

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund is considered to be a commodity pool operator under CFTC regulations. The Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor. The CFTC has neither reviewed nor approved the Fund’s investment strategies.

Managed Distribution Plan. Pursuant to an exemptive order issued by the Securities and Exchange Commission (Order), the Fund is authorized to distribute long-term capital gains to shareholders more frequently than once per year. Pursuant to the Order, the Fund’s Board of Trustees approved a Managed Distribution Plan (MDP) pursuant to which the Fund makes monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share.

The Fund currently distributes monthly cash distributions equal to $0.09 per share in accordance with the MDP. You should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the MDP. The MDP will be subject to regular periodic review by the Fund’s Board of Trustees and the Board may amend or terminate the MDP at any time without prior notice to Fund shareholders. However, at this time there are no reasonably foreseeable circumstances that might cause the termination of the MDP.

The Fund may distribute more than its net investment income and net realized capital gains and, therefore, a distribution may include a return of capital. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” With each distribution, the Fund will issue a notice to shareholders and a press release containing information about the amount and sources of the distribution and other related information. The amounts and sources of distributions contained in the notice and press release are only estimates and are not provided for tax purposes. The amounts and sources of the Fund’s distributions for tax purposes will be reported to shareholders on Form 1099-DIV for each calendar year.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Annual Report October 31, 2014

Eaton Vance

Short Duration Diversified Income Fund

Table of Contents

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	3

Endnotes and Additional Disclosures	4

Consolidated Financial Statements	5

Report of Independent Registered Public Accounting Firm	46

Federal Tax Information	47

Dividend Reinvestment Plan	48

Management and Organization	50

Important Notices	52

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2014

Management’s Discussion of Fund Performance1

Economic and Market Conditions

Central bank activity was the major driver of the mortgage-backed securities (MBS) market over the 12-month period ended October 31, 2014. The Federal Reserve (the Fed) announced in December 2013 that it would taper its monthly bond purchases (a program known as quantitative easing). As the U.S. economy strengthened, the Fed ultimately ended its bond purchases in October 2014. While Fed members debated the timing of the first rate hike, markets began to price in the Fed’s likely move to reflect a likely tightening of monetary conditions in 2015.

Emerging markets were influenced during the 12-month period by election results and geopolitical news. Indonesia and Turkey elected new presidents, while Brazil re-elected President Rousseff, who is unpopular with investors. Additional headlines out of emerging markets caused asset price volatility. These included tensions over Russia’s annexation of the Crimean Peninsula and its ongoing involvement in parts of eastern and southern Ukraine, as well as continued instability in the Middle East.

The U.S. floating-rate loan market began the 12-month period ended October 31, 2014 on strong footing, as robust new issue supply was overcome by investor demand amid strong appetite for risk and a global search for yield. Amid an increasing number of negative headlines surrounding the asset class, retail investor demand began to wane, turning net negative after nearly two straight years of positive demand. Sluggish technical conditions followed, modestly weighing on loan prices in the final stretch of the period.

Fund Performance

For the fiscal year ended October 31, 2014, Eaton Vance Short Duration Diversified Income Fund (the Fund) had a total return of 4.10% at net asset value (NAV).

Investments in mortgage-backed securities (MBS) had a positive contribution to the Fund’s performance. The Fund maintained its focus on high-coupon seasoned agency MBS, due to the prepay protection of loans originated more than a decade ago. Despite the Fed winding down its agency MBS purchases during the year, mortgage spreads actually finished the year tighter than where they began, as net issuance came in below expectations and created a favorable supply-demand imbalance. The Fund benefited from its investments in more prepayment sensitive collateralized mortgage obligations structures, which outperformed as mortgage refinancing activity slowed significantly during the period.

The Fund’s exposure to foreign currency instruments around the world also contributed to Fund performance during the 12-month period. Asia was the top contributing region, led by allocations to the Sri Lankan rupee, Bangladesh taka and the Indian rupee. Allocations to Eastern Europe, Latin America, Sub-Saharan Africa and Western Europe were relatively flat, while those across the Middle East and North Africa detracted. From within these regions, notable gains were driven by allocations to the Serbian dinar, Dominican peso, Kenyan shilling, Icelandic krona and Lebanese pound and were largely offset by losses on exposures to the Kazakhstani tenge, Chilean peso, Ghanaian cedi and Norwegian krone.

Investments in senior secured loans also aided Fund performance. Lower-quality loans outpaced their higher-quality counterparts during the 12-month period; loans rated BB, B, CCC and D (defaulted)7 returned 2.40%, 3.49%, 8.41% and 15.10%, respectively, for the period as measured by the S&P/LSTA Leveraged Loan Index8. As a result of management’s longstanding bias toward higher-quality credit tiers, the Fund underweighted segments rated CCC and D (defaulted) and overweighted loans rated BB. On the positive side, in terms of industry weightings, exposures to the air transport, lodging and casinos, health care and insurance sectors aided performance.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested and includes management fees and other expenses. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2014

Performance2

Portfolio Managers Scott H. Page, CFA, Payson F. Swaffield, CFA, Catherine C. McDermott, Andrew Szczurowski, CFA and Eric Stein, CFA

% Average Annual Total Returns	Inception Date	One Year	Five Years	Since Inception
Fund at NAV	02/28/2005	4.10%	5.37%	5.98%
Fund at Market Price	—	2.05	5.41	4.63

% Premium/Discount to NAV[3]
				–11.67%

Distributions[4]
Total Distributions per share for the period				$1.080
Distribution Rate at NAV				6.57%
Distribution Rate at Market Price				7.43%

% Total Leverage[5]
Derivatives				24.32%
Borrowings				22.31

Fund Profile

Asset Allocation (% of total leveraged assets)6

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested and includes management fees and other expenses. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2014

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]	Performance results reflect the effects of leverage. Absent an expense waiver by the investment adviser, if applicable, the returns would be lower.

[3]

The shares of the Fund often trade at a discount or premium from their net asset value. The discount or premium of the Fund may vary over time and may be higher or lower than what is quoted in this report. For up-to-date premium/discount information, please refer to http://eatonvance.com/closedend.

[4]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital. For additional information about nondividend distributions, please refer to Eaton Vance Closed-End Fund Distribution Notices (19a) posted on our website, eatonvance.com. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099-DIV and provided to the shareholder shortly after each year-end. For information about the tax character of distributions made in prior calendar years, please refer to Performance-Tax Character of Distributions on the Fund’s webpage available at eatonvance.com. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. As portfolio and market conditions change, the rate of distributions paid by the Fund could change.

[5]

The Fund employs leverage through derivatives and borrowings. Total leverage is shown as a percentage of the Fund’s aggregate net assets plus the absolute notional value of long and short derivatives and borrowings outstanding. Use of leverage creates an opportunity for income, but creates risks including greater price volatility. The cost of borrowings rises and falls with changes in short-term interest rates. The Fund may be required to maintain prescribed asset coverage for its leverage and may be required to reduce its leverage at an inopportune time.

[6]

Total leveraged assets include all assets of the Fund (including those acquired with financial leverage) and derivatives held by the Fund. Asset Allocation as a percentage of the Fund’s net assets amounted to 187.4%. Please refer to the definition of total leveraged assets within the Notes to Consolidated Financial Statements included herein.

[7]

Ratings are based on Moody’s, S&P or Fitch, as applicable. If securities are rated differently by the ratings agencies, the higher rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Fitch (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security.

[8]

S&P/LSTA Leveraged Loan Index is an unmanaged index of the institutional leveraged loan market. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

Fund profile subject to change due to active management.

4

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2014

Consolidated Portfolio of Investments

Senior Floating-Rate Interests — 54.8%(1)

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Aerospace and Defense — 0.6%
Atlantic Aviation FBO Inc.
Term Loan, 3.25%, Maturing June 1, 2020	74	$73,168
DAE Aviation Holdings, Inc.
Term Loan, 5.00%, Maturing November 2, 2018	135	134,868
Silver II US Holdings, LLC
Term Loan, 4.00%, Maturing December 13, 2019	377	369,666
Standard Aero Limited
Term Loan, 5.00%, Maturing November 2, 2018	61	61,140
Transdigm, Inc.
Term Loan, 3.75%, Maturing February 28, 2020	910	896,965
Term Loan, 3.75%, Maturing June 4, 2021	324	319,663

		$1,855,470

Automotive — 2.4%
Affinia Group Intermediate Holdings Inc.
Term Loan, 4.75%, Maturing April 27, 2020	81	$81,115
Allison Transmission, Inc.
Term Loan, 3.75%, Maturing August 23, 2019	618	614,086
Chrysler Group LLC
Term Loan, 3.50%, Maturing May 24, 2017	891	887,081
Term Loan, 3.25%, Maturing December 31, 2018	373	370,210
CS Intermediate Holdco 2 LLC
Term Loan, 4.00%, Maturing April 4, 2021	574	568,544
Dayco Products, LLC
Term Loan, 5.25%, Maturing December 12, 2019	174	174,234
Federal-Mogul Holdings Corporation
Term Loan, 4.75%, Maturing April 15, 2021	673	670,040
Goodyear Tire & Rubber Company (The)
Term Loan - Second Lien, 4.75%, Maturing April 30, 2019	1,150	1,154,312
INA Beteiligungsgesellschaft GmbH
Term Loan, Maturing May 15, 2020(2)	200	198,000
MPG Holdco I Inc.
Term Loan, 4.50%, Maturing October 20, 2021	525	524,508
TI Group Automotive Systems, LLC
Term Loan, 4.25%, Maturing July 2, 2021	648	643,512
Tower Automotive Holdings USA, LLC
Term Loan, 4.00%, Maturing April 23, 2020	645	638,264
Veyance Technologies, Inc.
Term Loan, 5.25%, Maturing September 8, 2017	528	526,309
Visteon Corporation
Term Loan, 3.50%, Maturing April 9, 2021	175	172,817

		$7,223,032

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Beverage and Tobacco — 0.0%(3)
Flavors Holdings Inc.
Term Loan, 6.75%, Maturing April 3, 2020	150	$145,125

		$145,125

Brokerage / Securities Dealers / Investment Houses — 0.0%(3)
American Beacon Advisors, Inc.
Term Loan, 4.75%, Maturing November 22, 2019	72	$71,395

		$71,395

Building and Development — 0.6%
ABC Supply Co., Inc.
Term Loan, 3.50%, Maturing April 16, 2020	248	$242,272
CPG International Inc.
Term Loan, 4.75%, Maturing September 30, 2020	99	98,505
Gates Global, Inc.
Term Loan, 4.25%, Maturing July 5, 2021	250	247,567
Ply Gem Industries, Inc.
Term Loan, 4.00%, Maturing February 1, 2021	499	492,357
Quikrete Holdings, Inc.
Term Loan, 4.00%, Maturing September 28, 2020	167	165,116
RE/MAX International, Inc.
Term Loan, 4.00%, Maturing July 31, 2020	370	364,486
WireCo WorldGroup, Inc.
Term Loan, 6.00%, Maturing February 15, 2017	97	97,406

		$1,707,709

Business Equipment and Services — 4.7%
Acosta Holdco, Inc.
Term Loan, 5.00%, Maturing September 26, 2021	650	$650,675
Altisource Solutions S.a.r.l.
Term Loan, 4.50%, Maturing December 9, 2020	321	288,916
AVSC Holding Corp.
Term Loan, 4.50%, Maturing January 24, 2021	75	74,283
Brickman Group Ltd. LLC
Term Loan, 4.00%, Maturing December 18, 2020	149	146,387
Ceridian LLC
Term Loan, 4.12%, Maturing May 9, 2017	596	596,377
Term Loan, 4.50%, Maturing September 15, 2020	622	617,541
ClientLogic Corporation
Term Loan, 7.48%, Maturing January 30, 2017	165	160,371
Corporate Capital Trust, Inc.
Term Loan, 4.00%, Maturing May 15, 2019	174	174,230
CPM Acquisition Corp.
Term Loan, 6.25%, Maturing August 29, 2017	94	94,180

5	See Notes to Consolidated Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2014

Consolidated Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)
Education Management LLC
Term Loan, 5.25%, Maturing June 1, 2016(19)		247	$112,261
Term Loan, 9.25%, Maturing March 29, 2018(19)		374	170,093
EIG Investors Corp.
Term Loan, 5.00%, Maturing November 9, 2019		467	467,280
Emdeon Business Services, LLC
Term Loan, 3.75%, Maturing November 2, 2018		269	267,105
Expert Global Solutions, Inc.
Term Loan, 8.50%, Maturing April 3, 2018		115	115,288
Extreme Reach, Inc.
Term Loan, 6.75%, Maturing February 10, 2020		143	143,358
Garda World Security Corporation
Term Loan, 4.00%, Maturing November 6, 2020		61	59,338
Term Loan, 4.00%, Maturing November 6, 2020		237	231,958
Genpact International, Inc.
Term Loan, 3.50%, Maturing August 30, 2019		319	318,534
IG Investment Holdings, LLC
Term Loan, 5.25%, Maturing October 31, 2019		271	271,127
IMS Health Incorporated
Term Loan, 3.50%, Maturing March 17, 2021		997	985,649
Information Resources, Inc.
Term Loan, 4.75%, Maturing September 30, 2020		223	222,472
ION Trading Technologies S.a.r.l.
Term Loan, 4.50%, Maturing June 10, 2021	EUR	200	248,941
Term Loan - Second Lien, 7.25%, Maturing May 15, 2022		200	197,500
KAR Auction Services, Inc.
Term Loan, 3.50%, Maturing March 11, 2021		547	542,168
Kronos Incorporated
Term Loan, 4.50%, Maturing October 30, 2019		443	442,161
Term Loan - Second Lien, 9.75%, Maturing April 30, 2020		200	205,328
MCS AMS Sub-Holdings LLC
Term Loan, 7.00%, Maturing October 15, 2019		94	85,409
Monitronics International Inc.
Term Loan, 4.25%, Maturing March 23, 2018		220	219,844
PGX Holdings, Inc.
Term Loan, 6.25%, Maturing September 29, 2020		100	99,750
Quintiles Transnational Corporation
Term Loan, 3.75%, Maturing June 8, 2018		822	815,827
RCS Capital Corporation
Term Loan, 6.50%, Maturing April 29, 2019		173	171,408
Sensus USA Inc.
Term Loan, 4.50%, Maturing May 9, 2017		121	117,613
ServiceMaster Company
Term Loan, 4.25%, Maturing July 1, 2021		425	421,720

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)
SGS Cayman, L.P.
Term Loan, 6.00%, Maturing April 23, 2021		38	$37,859
SunGard Data Systems, Inc.
Term Loan, 3.90%, Maturing February 28, 2017		32	32,339
Term Loan, 4.00%, Maturing March 8, 2020		1,482	1,477,244
Sutherland Global Services Inc.
Term Loan, 6.00%, Maturing April 23, 2021		162	162,641
TNS, Inc.
Term Loan, 5.00%, Maturing February 14, 2020		189	189,505
TransUnion, LLC
Term Loan, 4.00%, Maturing April 9, 2021		721	711,907
Travelport Finance (Luxembourg) S.a.r.l.
Term Loan, 6.00%, Maturing September 2, 2021		225	224,634
West Corporation
Term Loan, 3.25%, Maturing June 30, 2018		1,301	1,283,932
Zebra Technologies Corporation
Term Loan, 4.75%, Maturing September 30, 2021		425	428,719

			$14,283,872

Cable and Satellite Television — 2.1%
Atlantic Broadband Finance, LLC
Term Loan, 3.25%, Maturing December 2, 2019		135	$132,936
Cequel Communications, LLC
Term Loan, 3.50%, Maturing February 14, 2019		757	749,918
Charter Communications Operating, LLC
Term Loan, 3.00%, Maturing July 1, 2020		247	243,429
Term Loan, 3.00%, Maturing January 3, 2021		612	603,704
CSC Holdings, Inc.
Term Loan, 2.65%, Maturing April 17, 2020		366	358,506
ION Media Networks, Inc.
Term Loan, 5.00%, Maturing December 18, 2020		273	274,388
MCC Iowa LLC
Term Loan, 3.25%, Maturing January 29, 2021		173	169,500
Term Loan, 3.75%, Maturing June 30, 2021		150	147,310
Mediacom Illinois, LLC
Term Loan, 3.75%, Maturing June 30, 2021		75	74,141
Numericable U.S. LLC
Term Loan, 4.50%, Maturing May 21, 2020		174	174,548
Term Loan, 4.50%, Maturing May 21, 2020		201	201,758
UPC Financing Partnership
Term Loan, 3.76%, Maturing March 31, 2021	EUR	1,394	1,748,517
Virgin Media Bristol LLC
Term Loan, 3.50%, Maturing June 7, 2020		800	790,500
Virgin Media Investment Holdings Limited
Term Loan, 4.25%, Maturing June 30, 2023	GBP	300	477,248

6	See Notes to Consolidated Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2014

Consolidated Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Cable and Satellite Television (continued)
Ziggo B.V.
Term Loan, 3.00%, Maturing January 15, 2022(4)	EUR	5	$6,493
Term Loan, 3.00%, Maturing January 15, 2022(4)	EUR	76	93,928
Term Loan, 3.00%, Maturing January 15, 2022(4)	EUR	107	132,884
Term Loan, 3.50%, Maturing January 15, 2022	EUR	6	6,925
Term Loan, 3.50%, Maturing January 15, 2022	EUR	60	74,233
Term Loan, 3.50%, Maturing January 15, 2022	EUR	96	118,383

			$6,579,249

Chemicals and Plastics — 2.7%
Arysta LifeScience SPC, LLC
Term Loan, 4.50%, Maturing May 29, 2020		420	$419,228
Axalta Coating Systems US Holdings Inc.
Term Loan, 3.75%, Maturing February 1, 2020		519	511,748
AZ Chem US Inc.
Term Loan, 4.50%, Maturing June 12, 2021		120	119,717
Colouroz Investment 1, GmbH
Term Loan, Maturing September 7, 2021(2)		25	24,329
Term Loan, Maturing September 7, 2021(2)		150	147,171
ECO Services Operations LLC
Term Loan, Maturing October 8, 2021(2)		75	74,859
Emerald Performance Materials, LLC
Term Loan, 4.50%, Maturing August 1, 2021		350	345,187
Term Loan - Second Lien, 7.75%, Maturing August 1, 2022		100	98,667
Gemini HDPE LLC
Term Loan, 4.75%, Maturing August 7, 2021		374	372,505
Huntsman International, LLC
Term Loan, 2.68%, Maturing April 19, 2017		1,501	1,486,651
Term Loan, 3.75%, Maturing August 12, 2021		375	371,949
Ineos US Finance LLC
Term Loan, 3.75%, Maturing May 4, 2018		1,320	1,302,746
Kronos Worldwide Inc.
Term Loan, 4.75%, Maturing February 18, 2020		50	49,750
MacDermid, Inc.
Term Loan, 4.00%, Maturing June 7, 2020		248	243,085
Minerals Technologies Inc.
Term Loan, 4.00%, Maturing May 9, 2021		342	340,639
Orion Engineered Carbons GmbH
Term Loan, 5.00%, Maturing July 25, 2021		100	100,375
Term Loan, 5.00%, Maturing July 25, 2021	EUR	200	252,040
OXEA Finance LLC
Term Loan, 4.25%, Maturing January 15, 2020		124	120,966
Polarpak Inc.
Term Loan, 4.50%, Maturing June 5, 2020		210	207,297

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Chemicals and Plastics (continued)
PQ Corporation
Term Loan, 4.00%, Maturing August 7, 2017		221	$219,128
Solenis International, LP
Term Loan, 4.50%, Maturing July 2, 2021	EUR	175	220,261
Tata Chemicals North America Inc.
Term Loan, 3.75%, Maturing August 7, 2020		222	217,322
Tronox Pigments (Netherlands) B.V.
Term Loan, 4.00%, Maturing March 19, 2020		394	390,941
Univar Inc.
Term Loan, 5.00%, Maturing June 30, 2017		576	573,547
WNA Holdings Inc.
Term Loan, 4.50%, Maturing June 7, 2020		155	153,008

			$8,363,116

Conglomerates — 0.4%
RGIS Services, LLC
Term Loan, 5.50%, Maturing October 18, 2017		737	$701,839
Spectrum Brands Europe GmbH
Term Loan, 3.75%, Maturing September 4, 2019	EUR	174	218,155
Spectrum Brands, Inc.
Term Loan, 3.50%, Maturing September 4, 2019		198	196,886

			$1,116,880

Containers and Glass Products — 1.3%
Berry Plastics Holding Corporation
Term Loan, 3.50%, Maturing February 8, 2020		419	$410,645
Term Loan, 3.75%, Maturing January 6, 2021		875	862,126
Crown Americas, LLC
Term Loan, Maturing October 22, 2021(2)		300	301,438
Libbey Glass Inc.
Term Loan, 3.75%, Maturing April 9, 2021		50	49,345
Pelican Products, Inc.
Term Loan, 5.25%, Maturing April 10, 2020		436	433,868
Reynolds Group Holdings Inc.
Term Loan, 4.00%, Maturing December 1, 2018		1,534	1,527,879
TricorBraun, Inc.
Term Loan, 4.00%, Maturing May 3, 2018		404	399,982

			$3,985,283

Cosmetics / Toiletries — 0.2%
Prestige Brands, Inc.
Term Loan, 4.50%, Maturing September 3, 2021		125	$125,443
Revlon Consumer Products Corporation
Term Loan, 4.00%, Maturing October 8, 2019		223	220,986

7	See Notes to Consolidated Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2014

Consolidated Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Cosmetics / Toiletries (continued)
Sun Products Corporation (The)
Term Loan, 5.50%, Maturing March 23, 2020	416	$373,962

		$720,391

Drugs — 1.2%
Alkermes, Inc.
Term Loan, 3.50%, Maturing September 18, 2019	74	$72,686
Auxilium Pharmaceuticals, Inc.
Term Loan, 6.25%, Maturing April 26, 2017	93	92,977
Endo Luxembourg Finance Company I S.a.r.l.
Term Loan, 3.25%, Maturing February 28, 2021	50	49,253
Ikaria, Inc.
Term Loan, 5.00%, Maturing February 12, 2021	141	141,529
Par Pharmaceutical Companies, Inc.
Term Loan, 4.00%, Maturing September 30, 2019	1,045	1,028,394
Valeant Pharmaceuticals International, Inc.
Term Loan, 3.50%, Maturing February 13, 2019	340	337,902
Term Loan, 3.50%, Maturing December 11, 2019	341	338,498
Term Loan, 3.50%, Maturing August 5, 2020	717	712,098
VWR Funding, Inc.
Term Loan, 3.40%, Maturing April 3, 2017	769	763,319

		$3,536,656

Ecological Services and Equipment — 0.2%
ADS Waste Holdings, Inc.
Term Loan, 3.75%, Maturing October 9, 2019	393	$385,042
EnergySolutions, LLC
Term Loan, 6.75%, Maturing May 29, 2020	150	150,872

		$535,914

Electronics / Electrical — 4.7%
Allflex Holdings III, Inc.
Term Loan, 4.25%, Maturing July 17, 2020	124	$121,430
Answers Corporation
Term Loan, 6.25%, Maturing September 23, 2021	225	218,250
Attachmate Corporation
Term Loan, 7.25%, Maturing November 22, 2017	489	489,172
Avago Technologies Cayman Ltd.
Term Loan, 3.75%, Maturing May 6, 2021	1,322	1,319,327
Blue Coat Systems, Inc.
Term Loan - Second Lien, 9.50%, Maturing June 28, 2020	125	125,313
Campaign Monitor Finance Pty Limited
Term Loan, 6.25%, Maturing March 18, 2021	124	123,131

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)
Carros Finance Luxembourg S.a.r.l.
Term Loan, 4.50%, Maturing September 30, 2021	500	$500,416
CommScope, Inc.
Term Loan, 3.25%, Maturing January 26, 2018	198	197,876
CompuCom Systems, Inc.
Term Loan, 4.25%, Maturing May 11, 2020	143	136,397
Dell Inc.
Term Loan, 3.75%, Maturing October 29, 2018	132	130,775
Term Loan, 4.50%, Maturing April 29, 2020	1,807	1,812,153
Eagle Parent, Inc.
Term Loan, 4.00%, Maturing May 16, 2018	492	489,552
Entegris, Inc.
Term Loan, 3.50%, Maturing April 30, 2021	71	68,614
Excelitas Technologies Corp.
Term Loan, 6.00%, Maturing October 31, 2020	147	147,200
FIDJI Luxembourg (BC4) S.a.r.l.
Term Loan, 6.25%, Maturing December 24, 2020	146	146,981
Freescale Semiconductor, Inc.
Term Loan, 4.25%, Maturing February 28, 2020	368	363,481
Go Daddy Operating Company, LLC
Term Loan, 4.75%, Maturing May 13, 2021	1,159	1,156,059
GXS Group, Inc.
Term Loan, 3.25%, Maturing January 16, 2021	174	172,037
Infor (US), Inc.
Term Loan, 3.75%, Maturing June 3, 2020	924	911,270
M/A-COM Technology Solutions Holdings, Inc.
Term Loan, 4.50%, Maturing May 7, 2021	100	99,750
Magic Newco LLC
Term Loan, 5.00%, Maturing December 12, 2018	270	270,143
MH Sub I, LLC
Term Loan, 4.00%, Maturing July 8, 2021(4)	10	9,742
Term Loan, 5.00%, Maturing July 8, 2021	140	139,569
Microsemi Corporation
Term Loan, 3.25%, Maturing February 19, 2020	239	235,690
NXP B.V.
Term Loan, 3.25%, Maturing January 11, 2020	347	343,613
Orbotech, Inc.
Term Loan, 5.00%, Maturing August 6, 2020	75	74,063
Renaissance Learning, Inc.
Term Loan, 4.50%, Maturing April 9, 2021	124	122,509
Rocket Software, Inc.
Term Loan, 5.75%, Maturing February 8, 2018	288	287,321
RP Crown Parent, LLC
Term Loan, 6.00%, Maturing December 21, 2018	896	870,855

8	See Notes to Consolidated Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2014

Consolidated Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)
Sensata Technologies B.V.
Term Loan, 3.25%, Maturing May 12, 2019	236	$235,488
SGMS Escrow Corp.
Term Loan, 6.00%, Maturing October 1, 2021	175	171,637
Shield Finance Co. S.a.r.l.
Term Loan, 5.00%, Maturing January 29, 2021	124	124,375
Sirius Computer Solutions, Inc.
Term Loan, 7.00%, Maturing November 30, 2018	94	95,048
SkillSoft Corporation
Term Loan, 5.75%, Maturing April 28, 2021	399	394,303
Smart Technologies ULC
Term Loan, 10.50%, Maturing January 31, 2018	116	115,047
Sophia, L.P.
Term Loan, 4.00%, Maturing July 19, 2018	222	220,567
SunEdison Semiconductor B.V.
Term Loan, 6.50%, Maturing May 22, 2019	150	147,755
SurveyMonkey.com, LLC
Term Loan, 5.50%, Maturing February 5, 2019	97	96,704
Sybil Software LLC
Term Loan, 4.75%, Maturing March 20, 2020	561	559,457
Vantiv, LLC
Term Loan, 3.75%, Maturing June 13, 2021	150	148,652
VeriFone Inc.
Term Loan, 3.50%, Maturing July 8, 2021	499	494,698
Wall Street Systems Delaware, Inc.
Term Loan, 4.50%, Maturing April 30, 2021	644	640,818

		$14,527,238

Equipment Leasing — 0.3%
Delos Finance S.a.r.l.
Term Loan, 3.50%, Maturing March 6, 2021	425	$423,459
Flying Fortress Inc.
Term Loan, 3.50%, Maturing June 30, 2017	500	499,063

		$922,522

Financial Intermediaries — 2.3%
American Capital, Ltd.
Term Loan, 3.50%, Maturing August 22, 2017	130	$128,963
Armor Holding II LLC
Term Loan, 5.75%, Maturing June 26, 2020	121	119,791
Citco Funding LLC
Term Loan, 4.25%, Maturing June 29, 2018	679	674,864
Clipper Acquisitions Corp.
Term Loan, 3.00%, Maturing February 6, 2020	98	95,860

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Financial Intermediaries (continued)
First Data Corporation
Term Loan, 3.65%, Maturing March 23, 2018		650	$644,881
Term Loan, 3.65%, Maturing September 24, 2018		375	372,071
Grosvenor Capital Management Holdings, LLP
Term Loan, 3.75%, Maturing January 4, 2021		1,221	1,196,384
Guggenheim Partners, LLC
Term Loan, 4.25%, Maturing July 22, 2020		248	247,007
Harbourvest Partners, LLC
Term Loan, 3.25%, Maturing February 4, 2021		136	133,057
Home Loan Servicing Solutions, Ltd.
Term Loan, 4.50%, Maturing June 19, 2020		198	186,203
LPL Holdings, Inc.
Term Loan, 3.25%, Maturing March 29, 2019		1,586	1,567,261
Medley LLC
Term Loan, 6.50%, Maturing June 15, 2019		86	85,932
Ocwen Financial Corporation
Term Loan, 5.00%, Maturing February 15, 2018		745	719,841
Oz Management LP
Term Loan, 1.65%, Maturing November 15, 2016		219	210,410
Sesac Holdco II, LLC
Term Loan, 5.00%, Maturing February 8, 2019		297	295,855
Starwood Property Trust, Inc.
Term Loan, 3.50%, Maturing April 17, 2020		124	121,114
Walker & Dunlop, Inc.
Term Loan, 5.25%, Maturing December 11, 2020		124	123,442
Walter Investment Management Corp.
Term Loan, 4.75%, Maturing December 11, 2020		208	197,096

			$7,120,032

Food Products — 2.5%
AdvancePierre Foods, Inc.
Term Loan, 5.75%, Maturing July 10, 2017		645	$642,192
Big Heart Pet Brands
Term Loan, 3.50%, Maturing March 8, 2020		780	751,658
Blue Buffalo Company, Ltd.
Term Loan, 3.75%, Maturing August 8, 2019		245	243,651
Charger OpCo B.V.
Term Loan, 3.50%, Maturing June 30, 2021	EUR	125	155,580
Term Loan, 3.50%, Maturing July 23, 2021		375	370,313
Clearwater Seafoods Limited Partnership
Term Loan, 4.75%, Maturing June 24, 2019		173	172,956
CSM Bakery Solutions LLC
Term Loan, 5.00%, Maturing July 3, 2020		173	171,589
Del Monte Foods, Inc.
Term Loan, 4.25%, Maturing February 18, 2021		124	116,774

9	See Notes to Consolidated Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2014

Consolidated Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Food Products (continued)
Dole Food Company Inc.
Term Loan, 4.50%, Maturing November 1, 2018		98	$97,713
H.J. Heinz Company
Term Loan, 3.50%, Maturing June 5, 2020		2,000	1,989,689
High Liner Foods Incorporated
Term Loan, 4.25%, Maturing April 24, 2021		149	147,571
JBS USA Holdings Inc.
Term Loan, 3.75%, Maturing May 25, 2018		866	855,532
Term Loan, 3.75%, Maturing September 18, 2020		297	294,305
NBTY, Inc.
Term Loan, 3.50%, Maturing October 1, 2017		888	870,778
Pinnacle Foods Finance LLC
Term Loan, 3.25%, Maturing April 29, 2020		124	121,584
Term Loan, 3.25%, Maturing April 29, 2020		605	594,861
Post Holdings Inc.
Term Loan, 3.75%, Maturing June 2, 2021		100	99,383

			$7,696,129

Food Service — 1.3%
Aramark Services, Inc.
Term Loan, 3.66%, Maturing July 26, 2016		43	$42,353
Term Loan, 3.66%, Maturing July 26, 2016		77	76,292
Buffets, Inc.
Term Loan, 0.11%, Maturing April 22, 2015(5)		26	20,662
Burger King Corporation
Term Loan, 3.75%, Maturing September 28, 2019		564	563,321
CEC Entertainment Concepts, L.P.
Term Loan, 4.25%, Maturing February 14, 2021		124	120,540
Darling International Inc.
Term Loan, 3.50%, Maturing January 6, 2021	EUR	174	217,768
Dunkin’ Brands, Inc.
Term Loan, 3.25%, Maturing February 7, 2021		526	516,579
Landry’s, Inc.
Term Loan, 4.00%, Maturing April 24, 2018		450	449,773
OSI Restaurant Partners, LLC
Term Loan, 3.50%, Maturing October 25, 2019		118	117,210
US Foods, Inc.
Term Loan, 4.50%, Maturing March 31, 2019		617	616,288
Weight Watchers International, Inc.
Term Loan, 4.00%, Maturing April 2, 2020		1,182	918,161
Wendy’s International, Inc.
Term Loan, 3.25%, Maturing May 15, 2019		253	252,280

			$3,911,227

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Food / Drug Retailers — 1.4%
Albertson’s Holdings LLC
Term Loan, 4.00%, Maturing August 25, 2019	425	$424,690
Term Loan, 4.50%, Maturing August 25, 2021	175	175,231
Albertson’s, LLC
Term Loan, 4.75%, Maturing March 21, 2019	223	222,850
General Nutrition Centers, Inc.
Term Loan, 3.25%, Maturing March 4, 2019	852	833,504
New Albertson’s, Inc.
Term Loan, 4.75%, Maturing June 27, 2021	1,175	1,163,250
Rite Aid Corporation
Term Loan, 3.50%, Maturing February 21, 2020	444	440,874
Term Loan - Second Lien, 5.75%, Maturing August 21, 2020	100	100,708
Supervalu Inc.
Term Loan, 4.50%, Maturing March 21, 2019	990	978,344

		$4,339,451

Health Care — 6.0%
Akorn, Inc.
Term Loan, 4.50%, Maturing April 16, 2021	200	$199,082
Alere, Inc.
Term Loan, 4.25%, Maturing June 30, 2017	753	751,428
Alliance Healthcare Services, Inc.
Term Loan, 4.25%, Maturing June 3, 2019	222	219,550
Amneal Pharmaceuticals LLC
Term Loan, 4.75%, Maturing November 1, 2019	99	98,907
Amsurg Corp.
Term Loan, 3.75%, Maturing July 16, 2021	100	99,116
Ardent Medical Services, Inc.
Term Loan, 6.75%, Maturing July 2, 2018	274	275,088
Biomet Inc.
Term Loan, 3.65%, Maturing July 25, 2017	1,143	1,141,201
CHG Healthcare Services Inc.
Term Loan, 4.25%, Maturing November 19, 2019	122	121,855
Community Health Systems, Inc.
Term Loan, 3.48%, Maturing January 25, 2017	371	370,472
Term Loan, 4.25%, Maturing January 27, 2021	1,436	1,438,663
Convatec Inc.
Term Loan, 4.00%, Maturing December 22, 2016	93	92,394
CPI Buyer, LLC
Term Loan, 5.50%, Maturing August 18, 2021	200	198,000
DaVita HealthCare Partners, Inc.
Term Loan, 3.50%, Maturing June 24, 2021	549	544,167
DJO Finance LLC
Term Loan, 4.25%, Maturing September 15, 2017	332	330,874

10	See Notes to Consolidated Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2014

Consolidated Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Health Care (continued)
Envision Healthcare Corporation
Term Loan, 4.00%, Maturing May 25, 2018	400	$397,460
Gentiva Health Services, Inc.
Term Loan, 6.50%, Maturing October 18, 2019	647	649,142
Grifols Worldwide Operations USA, Inc.
Term Loan, 3.15%, Maturing February 27, 2021	821	811,267
HCA, Inc.
Term Loan, 2.98%, Maturing May 1, 2018	780	776,787
Hologic Inc.
Term Loan, 3.25%, Maturing August 1, 2019	297	295,372
Iasis Healthcare LLC
Term Loan, 4.50%, Maturing May 3, 2018	314	314,019
inVentiv Health, Inc.
Term Loan, 7.75%, Maturing May 15, 2018	533	529,595
JLL/Delta Dutch Newco B.V.
Term Loan, 4.25%, Maturing March 11, 2021	399	388,740
Kindred Healthcare, Inc.
Term Loan, 4.00%, Maturing April 9, 2021	249	247,193
Kinetic Concepts, Inc.
Term Loan, 4.00%, Maturing May 4, 2018	926	920,642
LHP Hospital Group, Inc.
Term Loan, 9.00%, Maturing July 3, 2018	255	245,128
Mallinckrodt International Finance S.A.
Term Loan, 3.50%, Maturing March 19, 2021	225	223,232
Term Loan, 3.50%, Maturing March 19, 2021	274	271,451
MedAssets, Inc.
Term Loan, 4.00%, Maturing December 13, 2019	75	74,450
Millennium Laboratories, Inc.
Term Loan, 5.25%, Maturing April 16, 2021	873	874,449
MMM Holdings, Inc.
Term Loan, 9.75%, Maturing December 12, 2017	118	116,895
MSO of Puerto Rico, Inc.
Term Loan, 9.75%, Maturing December 12, 2017	86	84,771
National Mentor Holdings, Inc.
Term Loan, 4.75%, Maturing January 31, 2021	100	98,878
Onex Carestream Finance LP
Term Loan, 5.00%, Maturing June 7, 2019	477	478,597
Opal Acquisition, Inc.
Term Loan, 5.00%, Maturing November 27, 2020	298	297,471
Ortho-Clinical Diagnostics, Inc.
Term Loan, 4.75%, Maturing June 30, 2021	549	542,968
Pharmaceutical Product Development LLC
Term Loan, 4.00%, Maturing December 5, 2018	1,341	1,333,456
PRA Holdings, Inc.
Term Loan, 4.50%, Maturing September 23, 2020	622	615,525

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Health Care (continued)
Radnet Management, Inc.
Term Loan, 4.28%, Maturing October 10, 2018	313	$310,088
RegionalCare Hospital Partners, Inc.
Term Loan, 6.00%, Maturing April 19, 2019	374	374,764
Salix Pharmaceuticals, Ltd.
Term Loan, 4.25%, Maturing January 2, 2020	120	120,409
Select Medical Corporation
Term Loan, 3.75%, Maturing June 1, 2018	225	223,312
Steward Health Care System LLC
Term Loan, 6.75%, Maturing April 12, 2020	399	396,247
TriZetto Corporation
Term Loan, 4.75%, Maturing May 2, 2018	282	282,204
Truven Health Analytics Inc.
Term Loan, 4.50%, Maturing June 6, 2019	319	311,752

		$18,487,061

Home Furnishings — 0.2%
Serta Simmons Holdings, LLC
Term Loan, 4.25%, Maturing October 1, 2019	303	$300,398
Tempur-Pedic International Inc.
Term Loan, 3.50%, Maturing March 18, 2020	239	236,113

		$536,511

Industrial Equipment — 1.6%
Apex Tool Group, LLC
Term Loan, 4.50%, Maturing January 31, 2020	546	$518,443
Delachaux S.A.
Term Loan, Maturing September 25, 2021(2)	100	100,375
Doosan Infracore International, Inc.
Term Loan, 4.50%, Maturing May 28, 2021	200	199,916
Gardner Denver, Inc.
Term Loan, 4.25%, Maturing July 30, 2020	347	341,832
Generac Power Systems, Inc.
Term Loan, 3.25%, Maturing May 31, 2020	306	299,464
Husky Injection Molding Systems Ltd.
Term Loan, 4.25%, Maturing June 30, 2021	473	465,874
Term Loan - Second Lien, 7.25%, Maturing June 30, 2022	125	122,500
Milacron LLC
Term Loan, 4.00%, Maturing March 30, 2020	573	558,310
NN, Inc.
Term Loan, 6.00%, Maturing August 27, 2021	125	124,610
Paladin Brands Holding, Inc.
Term Loan, 6.75%, Maturing August 16, 2019	95	95,038

11	See Notes to Consolidated Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2014

Consolidated Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Industrial Equipment (continued)
Rexnord LLC
Term Loan, 4.00%, Maturing August 21, 2020		842	$830,455
Signode Industrial Group US Inc.
Term Loan, 4.00%, Maturing May 1, 2021		215	211,324
Spansion LLC
Term Loan, 3.75%, Maturing December 19, 2019		196	193,366
STS Operating, Inc.
Term Loan, 4.75%, Maturing February 21, 2021		349	348,616
Tank Holding Corp.
Term Loan, 4.25%, Maturing July 9, 2019		158	155,700
Terex Corporation
Term Loan, 4.00%, Maturing July 31, 2021	EUR	300	377,238
Virtuoso US LLC
Term Loan, 4.75%, Maturing February 11, 2021		75	74,042

			$5,017,103

Insurance — 1.5%
Alliant Holdings I, Inc.
Term Loan, 4.25%, Maturing December 20, 2019		389	$383,367
AmWINS Group, LLC
Term Loan, 5.00%, Maturing September 6, 2019		910	909,751
Applied Systems, Inc.
Term Loan, 4.25%, Maturing January 25, 2021		149	147,572
Asurion LLC
Term Loan, 5.00%, Maturing May 24, 2019		1,642	1,644,534
Term Loan, 4.25%, Maturing July 8, 2020		173	170,625
Term Loan - Second Lien, 8.50%, Maturing March 3, 2021		175	178,227
CGSC of Delaware Holding Corporation
Term Loan, 5.00%, Maturing April 16, 2020		49	44,684
Cunningham Lindsey U.S. Inc.
Term Loan, 5.00%, Maturing December 10, 2019		172	168,620
Hub International Limited
Term Loan, 4.25%, Maturing October 2, 2020		520	513,136
USI, Inc.
Term Loan, 4.25%, Maturing December 27, 2019		467	462,670

			$4,623,186

Leisure Goods / Activities / Movies — 2.6%
Activision Blizzard, Inc.
Term Loan, 3.25%, Maturing October 12, 2020		530	$529,853
AMC Entertainment, Inc.
Term Loan, 3.50%, Maturing April 30, 2020		443	437,488
Bally Technologies, Inc.
Term Loan, 4.25%, Maturing November 25, 2020		186	185,979

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Leisure Goods / Activities / Movies (continued)
Bombardier Recreational Products, Inc.
Term Loan, 4.00%, Maturing January 30, 2019	641	$631,205
ClubCorp Club Operations, Inc.
Term Loan, 4.50%, Maturing July 24, 2020	548	544,192
Emerald Expositions Holding, Inc.
Term Loan, 4.75%, Maturing June 17, 2020	190	189,818
Equinox Holdings, Inc.
Term Loan, 4.25%, Maturing January 31, 2020	346	342,970
Fender Musical Instruments Corporation
Term Loan, 5.75%, Maturing April 3, 2019	89	88,084
Kasima, LLC
Term Loan, 3.25%, Maturing May 17, 2021	170	168,260
Live Nation Entertainment, Inc.
Term Loan, 3.50%, Maturing August 17, 2020	503	496,896
Nord Anglia Education Finance LLC
Term Loan, 4.50%, Maturing March 31, 2021	399	395,509
Regal Cinemas, Inc.
Term Loan, 2.68%, Maturing August 23, 2017	1,179	1,159,377
Sabre, Inc.
Term Loan, 4.00%, Maturing February 19, 2019	221	218,106
SeaWorld Parks & Entertainment, Inc.
Term Loan, 3.00%, Maturing May 14, 2020	540	518,415
Six Flags Theme Parks, Inc.
Term Loan, 3.50%, Maturing December 20, 2018	599	596,858
SRAM, LLC
Term Loan, 4.01%, Maturing April 10, 2020	331	326,090
Town Sports International Inc.
Term Loan, 4.50%, Maturing November 16, 2020	223	186,094
US Finco LLC
Term Loan, 4.00%, Maturing May 29, 2020	74	72,766
WMG Acquisition Corp.
Term Loan, 3.75%, Maturing July 1, 2020	173	168,088
Zuffa LLC
Term Loan, 3.75%, Maturing February 25, 2020	565	551,993

		$7,808,041

Lodging and Casinos — 2.3%
Affinity Gaming, LLC
Term Loan, 5.25%, Maturing November 9, 2017	457	$457,053
Amaya Holdings B.V.
Term Loan, 5.00%, Maturing August 1, 2021	525	521,719
Term Loan - Second Lien, 8.00%, Maturing August 1, 2022	150	151,625
Boyd Gaming Corporation
Term Loan, 4.00%, Maturing August 14, 2020	94	93,527

12	See Notes to Consolidated Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2014

Consolidated Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Lodging and Casinos (continued)
Caesars Entertainment Operating Company
Term Loan, 6.99%, Maturing March 1, 2017	366	$328,706
CityCenter Holdings, LLC
Term Loan, 4.25%, Maturing October 16, 2020	636	633,526
Four Seasons Holdings Inc.
Term Loan, 3.50%, Maturing June 27, 2020	99	98,134
Term Loan - Second Lien, 6.25%, Maturing December 27, 2020	500	503,750
Hilton Worldwide Finance, LLC
Term Loan, 3.50%, Maturing October 26, 2020	2,304	2,284,380
La Quinta Intermediate Holdings LLC
Term Loan, 4.00%, Maturing April 14, 2021	185	183,505
Las Vegas Sands LLC
Term Loan, 3.25%, Maturing December 19, 2020	347	346,507
MGM Resorts International
Term Loan, 3.50%, Maturing December 20, 2019	491	486,107
Pinnacle Entertainment, Inc.
Term Loan, 3.75%, Maturing August 13, 2020	131	129,978
Playa Resorts Holding B.V.
Term Loan, 4.00%, Maturing August 6, 2019	99	97,762
RHP Hotel Properties, LP
Term Loan, 3.75%, Maturing January 15, 2021	125	123,960
Scientific Games International, Inc.
Term Loan, 4.25%, Maturing October 18, 2020	645	643,411

		$7,083,650

Nonferrous Metals / Minerals — 0.8%
Alpha Natural Resources, LLC
Term Loan, 3.50%, Maturing May 22, 2020	148	$128,789
Arch Coal Inc.
Term Loan, 6.25%, Maturing May 16, 2018	562	499,463
Fairmount Minerals Ltd.
Term Loan, 4.50%, Maturing September 5, 2019	371	370,554
Murray Energy Corporation
Term Loan, 5.25%, Maturing December 5, 2019	249	246,884
Noranda Aluminum Acquisition Corporation
Term Loan, 5.75%, Maturing February 28, 2019	171	166,466
Novelis, Inc.
Term Loan, 3.75%, Maturing March 10, 2017	409	405,804
Oxbow Carbon LLC
Term Loan, 4.25%, Maturing July 19, 2019	94	92,578
Term Loan - Second Lien, 8.00%, Maturing January 17, 2020	150	147,000
Walter Energy, Inc.
Term Loan, 7.25%, Maturing April 2, 2018	431	374,134

		$2,431,672

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Oil and Gas — 2.0%
Ameriforge Group, Inc.
Term Loan, 5.00%, Maturing December 19, 2019	222	$221,498
Bronco Midstream Funding LLC
Term Loan, 5.00%, Maturing August 17, 2020	303	302,601
Citgo Petroleum Corporation
Term Loan, 4.50%, Maturing July 29, 2021	200	200,292
Crestwood Holdings LLC
Term Loan, 7.00%, Maturing June 19, 2019	178	178,452
Drillships Ocean Ventures Inc.
Term Loan, 5.50%, Maturing July 25, 2021	200	192,019
Energy Transfer Equity, L.P.
Term Loan, 3.25%, Maturing December 2, 2019	325	320,633
Fieldwood Energy LLC
Term Loan, 3.88%, Maturing September 28, 2018	198	194,204
Floatel International, Ltd.
Term Loan, 6.00%, Maturing June 27, 2020	174	169,228
MEG Energy Corp.
Term Loan, 3.75%, Maturing March 31, 2020	1,446	1,423,818
Obsidian Natural Gas Trust
Term Loan, 7.00%, Maturing November 2, 2015	323	321,398
Paragon Offshore Finance Company
Term Loan, 3.75%, Maturing July 18, 2021	150	140,250
Ruby Western Pipeline Holdings, LLC
Term Loan, 3.50%, Maturing March 27, 2020	83	83,255
Samson Investment Company
Term Loan - Second Lien, 5.00%, Maturing September 25, 2018	175	162,750
Seadrill Partners Finco LLC
Term Loan, 4.00%, Maturing February 21, 2021	645	612,647
Seventy Seven Operating LLC
Term Loan, 3.75%, Maturing June 25, 2021	100	97,797
Sheridan Investment Partners II, L.P.
Term Loan, 4.25%, Maturing December 16, 2020	28	27,152
Term Loan, 4.25%, Maturing December 16, 2020	76	72,805
Term Loan, 4.25%, Maturing December 16, 2020	544	523,375
Sheridan Production Partners I, LLC
Term Loan, 4.25%, Maturing October 1, 2019	31	30,021
Term Loan, 4.25%, Maturing October 1, 2019	51	49,150
Term Loan, 4.25%, Maturing October 1, 2019	383	370,921
Tallgrass Operations, LLC
Term Loan, 4.25%, Maturing November 13, 2018	249	248,487
Tervita Corporation
Term Loan, 6.25%, Maturing May 15, 2018	319	310,598

		$6,253,351

13	See Notes to Consolidated Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2014

Consolidated Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Publishing — 1.3%
Ascend Learning, LLC
Term Loan, 6.00%, Maturing July 31, 2019	223	$224,569
Getty Images, Inc.
Term Loan, 4.75%, Maturing October 18, 2019	933	881,165
Interactive Data Corporation
Term Loan, 4.75%, Maturing May 2, 2021	274	274,655
Laureate Education, Inc.
Term Loan, 5.00%, Maturing June 15, 2018	1,526	1,476,712
McGraw-Hill Global Education Holdings, LLC
Term Loan, 5.75%, Maturing March 22, 2019	126	126,873
Media General, Inc.
Term Loan, 4.25%, Maturing July 31, 2020	181	180,602
Merrill Communications, LLC
Term Loan, 5.75%, Maturing March 8, 2018	135	135,233
Multi Packaging Solutions, Inc.
Term Loan, 4.25%, Maturing September 30, 2020	75	73,645
ProQuest LLC
Term Loan, Maturing October 24, 2021(2)	125	125,026
Rentpath, Inc.
Term Loan, 6.25%, Maturing May 29, 2020	173	173,136
Springer Science+Business Media Deutschland GmbH
Term Loan, 4.75%, Maturing August 16, 2021	198	196,849

		$3,868,465

Radio and Television — 1.0%
Block Communications, Inc.
Term Loan, Maturing October 21, 2021(2)	50	$50,031
Clear Channel Communications, Inc.
Term Loan, 7.65%, Maturing July 30, 2019	450	436,050
Cumulus Media Holdings Inc.
Term Loan, 4.25%, Maturing December 23, 2020	748	738,151
Mission Broadcasting, Inc.
Term Loan, 3.75%, Maturing October 1, 2020	127	125,392
Nexstar Broadcasting, Inc.
Term Loan, 3.75%, Maturing October 1, 2020	144	142,197
TWCC Holding Corp.
Term Loan, 3.50%, Maturing February 13, 2017	255	252,494
Term Loan - Second Lien, 7.00%, Maturing June 26, 2020	125	123,047
Univision Communications Inc.
Term Loan, 4.00%, Maturing March 1, 2020	1,147	1,136,674

		$3,004,036

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Retailers (Except Food and Drug) — 2.9%
99 Cents Only Stores
Term Loan, 4.50%, Maturing January 11, 2019	339	$336,965
B.C. Unlimited Liability Company
Term Loan, 4.50%, Maturing October 27, 2021	1,275	1,275,974
Bass Pro Group, LLC
Term Loan, 3.75%, Maturing November 20, 2019	445	440,676
Burlington Coat Factory Warehouse Corporation
Term Loan, 4.25%, Maturing July 17, 2021	100	99,189
CDW LLC
Term Loan, 3.25%, Maturing April 29, 2020	369	361,896
David’s Bridal, Inc.
Term Loan, 5.00%, Maturing October 11, 2019	119	116,669
Evergreen Acqco 1 LP
Term Loan, 5.00%, Maturing July 9, 2019	122	121,583
Harbor Freight Tools USA, Inc.
Term Loan, 4.75%, Maturing July 26, 2019	198	197,747
Hudson’s Bay Company
Term Loan, 4.75%, Maturing November 4, 2020	671	672,616
J. Crew Group, Inc.
Term Loan, 4.00%, Maturing March 5, 2021	522	506,573
Jo-Ann Stores, Inc.
Term Loan, 4.00%, Maturing March 16, 2018	331	318,370
Men’s Wearhouse, Inc. (The)
Term Loan, 4.50%, Maturing June 18, 2021	250	249,687
Michaels Stores, Inc.
Term Loan, 3.75%, Maturing January 28, 2020	1,487	1,464,674
Term Loan, 4.00%, Maturing January 28, 2020	175	172,599
Neiman Marcus Group, Inc. (The)
Term Loan, 4.25%, Maturing October 25, 2020	767	756,427
Party City Holdings Inc.
Term Loan, 4.00%, Maturing July 27, 2019	270	265,310
Petco Animal Supplies, Inc.
Term Loan, 4.00%, Maturing November 24, 2017	732	726,601
Pier 1 Imports (U.S.), Inc.
Term Loan, 4.50%, Maturing April 30, 2021	100	99,002
Pilot Travel Centers LLC
Term Loan, 4.25%, Maturing October 1, 2021	400	401,188
Spin Holdco Inc.
Term Loan, 4.25%, Maturing November 14, 2019	297	294,777

		$8,878,523

Steel — 0.6%
Essar Steel Algoma, Inc.
Term Loan, 10.25%, Maturing November 15, 2014	197	$197,206
FMG Resources (August 2006) Pty. Ltd.
Term Loan, 3.75%, Maturing June 30, 2019	1,201	1,174,119

14	See Notes to Consolidated Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2014

Consolidated Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Steel (continued)
JMC Steel Group, Inc.
Term Loan, 4.75%, Maturing April 1, 2017	145	$143,098
Neenah Foundry Company
Term Loan, 6.75%, Maturing April 26, 2017	88	87,216
Patriot Coal Corporation
Term Loan, 9.00%, Maturing December 15, 2018	74	72,328
Waupaca Foundry, Inc.
Term Loan, 4.00%, Maturing June 29, 2017	202	201,842

		$1,875,809

Surface Transport — 0.3%
Hertz Corporation (The)
Term Loan, 3.75%, Maturing March 12, 2018	344	$340,974
Stena International S.a.r.l.
Term Loan, 4.00%, Maturing March 3, 2021	274	269,520
Swift Transportation Co., LLC
Term Loan, 3.75%, Maturing June 9, 2021	199	198,171

		$808,665

Telecommunications — 1.7%
Arris Group, Inc.
Term Loan, 3.25%, Maturing April 17, 2020	132	$131,339
Cellular South, Inc.
Term Loan, 3.25%, Maturing May 22, 2020	74	72,998
Intelsat Jackson Holdings S.A.
Term Loan, 3.75%, Maturing June 30, 2019	1,650	1,639,687
IPC Systems, Inc.
Term Loan, 6.00%, Maturing November 8, 2020	175	174,617
SBA Senior Finance II LLC
Term Loan, 3.25%, Maturing March 24, 2021	349	343,597
Syniverse Holdings, Inc.
Term Loan, 4.00%, Maturing April 23, 2019	242	238,745
Term Loan, 4.00%, Maturing April 23, 2019	336	332,790
Telesat Canada
Term Loan, 3.50%, Maturing March 28, 2019	660	651,503
Windstream Corporation
Term Loan, 3.50%, Maturing August 8, 2019	123	121,464
Term Loan, 3.50%, Maturing January 23, 2020	1,361	1,350,089

		$5,056,829

Utilities — 1.1%
Calpine Construction Finance Company, L.P.
Term Loan, 3.00%, Maturing May 3, 2020	198	$192,316
Term Loan, 3.25%, Maturing January 31, 2022	74	72,213

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Utilities (continued)
Calpine Corporation
Term Loan, 4.00%, Maturing April 1, 2018	194	$192,273
Term Loan, 4.00%, Maturing April 1, 2018	531	528,096
Term Loan, 4.00%, Maturing October 9, 2019	172	170,013
Dynegy Holdings Inc.
Term Loan, 4.00%, Maturing April 23, 2020	182	181,510
EFS Cogen Holdings I LLC
Term Loan, 3.75%, Maturing December 17, 2020	88	87,584
Energy Future Intermediate Holding Company LLC
DIP Loan, 4.25%, Maturing June 19, 2016	300	299,766
Equipower Resources Holdings LLC
Term Loan, 4.25%, Maturing December 31, 2019	99	98,421
Granite Acquisition Inc.
Term Loan, Maturing October 15, 2021(2)	21	21,165
Term Loan, Maturing October 15, 2021(2)	479	481,023
La Frontera Generation, LLC
Term Loan, 4.50%, Maturing September 30, 2020	86	85,332
TPF II Power, LLC
Term Loan, 5.50%, Maturing October 2, 2021	275	275,859
WTG Holdings III Corp.
Term Loan, 4.75%, Maturing January 15, 2021	573	569,957

		$3,255,528

Total Senior Floating-Rate Interests (identified cost $169,996,032)		$167,629,121

Collateralized Mortgage Obligations — 20.8%

Security	Principal Amount (000’s omitted)	Value
Federal Home Loan Mortgage Corp.:
Series 2113, Class QG, 6.00%, 1/15/29	$1,376	$1,557,060
Series 2167, Class BZ, 7.00%, 6/15/29	1,055	1,215,679
Series 2182, Class ZB, 8.00%, 9/15/29	1,731	2,077,422
Series 2631, (Interest Only), Class DS, 6.947%, 6/15/33(6)(7)	2,955	516,939
Series 2770, (Interest Only), Class SH, 6.947%, 3/15/34(6)(7)	3,337	647,079
Series 2981, (Interest Only), Class CS, 6.567%, 5/15/35(6)(7)	1,949	359,668
Series 3114, (Interest Only), Class TS, 6.497%, 9/15/30(6)(7)	4,789	801,560
Series 3339, (Interest Only), Class JI, 6.437%, 7/15/37(6)(7)	3,912	569,866
Series 3898, Class TS, 5.00%, 4/15/41(7)	596	602,889

15	See Notes to Consolidated Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2014

Consolidated Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Federal Home Loan Mortgage Corp.: (continued)
Series 4109, (Interest Only), Class ES, 5.997%, 12/15/41(6)(7)	$4,965	$273,042
Series 4163, (Interest Only), Class GS, 6.047%, 11/15/32(6)(7)	6,842	1,402,498
Series 4169, (Interest Only), Class AS, 6.097%, 2/15/33(6)(7)	4,353	834,255
Series 4180, (Interest Only), Class GI, 3.50%, 8/15/26(6)	4,730	583,078
Series 4203, (Interest Only), Class QS, 6.097%, 5/15/43(6)(7)	4,569	900,529
Series 4273, Class PU, 4.00%, 11/15/43	2,574	2,613,151
Series 4316, (Interest Only), Class JS, 5.947%, 1/15/44(6)(7)	5,251	934,607
Series 4332, (Interest Only), Class KI, 4.00%, 9/15/43(6)	3,904	646,559
Series 4370, (Interest Only), Class IO, 3.50%, 9/15/41(6)	3,862	675,044

		$17,210,925

Federal National Mortgage Association:
Series 1989-89, Class H, 9.00%, 11/25/19	$54	$60,209
Series 1991-122, Class N, 7.50%, 9/25/21	216	239,795
Series 1993-84, Class M, 7.50%, 6/25/23	1,750	2,013,657
Series 1994-42, Class K, 6.50%, 4/25/24	522	580,106
Series 1997-28, Class ZA, 7.50%, 4/20/27	614	723,143
Series 1997-38, Class N, 8.00%, 5/20/27	547	642,253
Series 2004-46, (Interest Only), Class SI, 5.848%, 5/25/34(6)(7)	3,376	490,782
Series 2005-17, (Interest Only), Class SA, 6.548%, 3/25/35(6)(7)	2,307	448,995
Series 2006-42, (Interest Only), Class PI, 6.438%, 6/25/36(6)(7)	4,388	725,955
Series 2006-44, (Interest Only), Class IS, 6.448%, 6/25/36(6)(7)	3,538	597,316
Series 2006-72, (Interest Only), Class GI, 6.428%, 8/25/36(6)(7)	6,505	1,034,390
Series 2007-50, (Interest Only), Class LS, 6.298%, 6/25/37(6)(7)	2,835	442,827
Series 2007-74, Class AC, 5.00%, 8/25/37	3,396	3,727,389
Series 2008-26, (Interest Only), Class SA, 6.048%, 4/25/38(6)(7)	4,415	701,979
Series 2008-29, (Interest Only), Class CI, 5.00%, 9/25/35(6)	3,018	188,602
Series 2008-61, (Interest Only), Class S, 5.948%, 7/25/38(6)(7)	5,521	937,651
Series 2010-67, (Interest Only), Class SC, 5.648%, 6/25/40(6)(7)	1,889	267,043
Series 2010-99, (Interest Only), Class NS, 6.448%, 3/25/39(6)(7)	5,707	647,828

Security	Principal Amount (000’s omitted)	Value

Federal National Mortgage Association: (continued)
Series 2010-109, (Interest Only), Class PS, 6.448%, 10/25/40(6)(7)	$7,329	$1,353,826
Series 2010-119, (Interest Only), Class SK, 5.848%, 4/25/40(6)(7)	3,338	228,460
Series 2010-124, (Interest Only), Class SJ, 5.898%, 11/25/38(6)(7)	4,429	619,458
Series 2010-147, (Interest Only), Class KS, 5.798%, 1/25/41(6)(7)	8,709	1,190,186
Series 2010-150, (Interest Only), Class GS, 6.598%, 1/25/21(6)(7)	6,059	743,772
Series 2010-151, (Interest Only), Class PI, 4.00%, 5/25/28(6)	11,789	648,789
Series 2011-22, (Interest Only), Class IC, 3.50%, 12/25/25(6)	8,270	910,342
Series 2011-49, Class NT, 6.00%, 6/25/41(7)	1,370	1,527,694
Series 2012-52, (Interest Only), Class AI, 3.50%, 8/25/26(6)	10,240	941,044
Series 2012-56, (Interest Only), Class SU, 6.598%, 8/25/26(6)(7)	3,618	387,863
Series 2012-63, (Interest Only), Class EI, 3.50%, 8/25/40(6)	8,371	1,145,222
Series 2012-150, (Interest Only), Class PS, 5.998%, 1/25/43(6)(7)	8,779	1,722,113
Series 2012-150, (Interest Only), Class SK, 5.998%, 1/25/43(6)(7)	4,923	965,052
Series 2013-6, Class TA, 1.50%, 1/25/43	4,396	4,149,719
Series 2013-23, (Interest Only), Class CS, 6.098%, 3/25/33(6)(7)	4,356	890,782
Series 2013-54, (Interest Only), Class HS, 6.148%, 10/25/41(6)(7)	4,358	747,088
Series 2013-123, Class VS, 11.595%, 9/25/41(7)	109	110,446
Series 2014-32, (Interest Only), Class EI, 4.00%, 6/25/44(6)	3,914	736,041
Series 2014-36, (Interest Only), Class ID, 4.00%, 6/25/44(6)	3,507	660,764
Series 2014-55, (Interest Only), Class IN, 3.50%, 7/25/44(6)	5,913	1,085,448
Series 2014-61, Class US, 8.196%, 10/25/44(7)	2,153	2,190,700
Series 2014-72, Class CS, 8.969%, 11/25/44(7)	2,393	2,437,297
Series G-33, Class PT, 7.00%, 10/25/21	425	452,206

		$40,314,232

Government National Mortgage Association:
Series 2010-4, (Interest Only), Class SK, 6.043%, 5/20/35(6)(7)	$1,942	$322,384
Series 2012-50, (Principal Only), Class CO, 0.00%, 8/20/40(8)	154	143,637
Series 2013-24, Class KS, 5.572%, 2/20/43(7)	1,121	1,134,374
Series 2013-124, Class LS, 11.981%, 5/20/41(7)	451	476,478

16	See Notes to Consolidated Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2014

Consolidated Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Government National Mortgage Association: (continued)
Series 2014-117, Class HS, 31.544%, 8/20/44(7)	$937	$1,308,864
Series 2014-132, Class SC, 13.418%, 9/20/44(7)	2,697	2,881,635

		$6,267,372

Total Collateralized Mortgage Obligations (identified cost $63,012,257)		$63,792,529

Commercial Mortgage-Backed Securities — 7.1%

Security	Principal Amount (000’s omitted)	Value
COMM, Series 2014-KYO, Class D, 2.153%, 6/11/27(9)(10)	$1,000	$999,393
COMM, Series 2014-LC17, Class D, 3.687%, 10/10/47(10)(11)	1,065	912,457
ESA, Series 2013-ESH7, Class D7, 5.053%, 12/5/31(10)(11)	1,080	1,121,279
HILT, Series 2013-HLT, Class DFX, 4.407%, 11/5/30(10)	850	874,797
JPMBB, Series 2014-C19, Class D, 4.679%, 4/15/47(10)(11)	1,425	1,337,063
JPMBB, Series 2014-C21, Class D, 4.66%, 8/15/47(11)	650	605,238
JPMBB, Series 2014-C22, Class D, 4.562%, 9/15/47(10)(11)	1,850	1,687,134
JPMBB, Series 2014-C23, Class D, 3.961%, 9/15/47(10)(11)	850	751,314
JPMCC, Series 2006-CB14, Class A4, 5.481%, 12/12/44(11)	433	448,282
JPMCC, Series 2011-C5, Class D, 5.323%, 8/15/46(10)(11)	1,850	1,961,796
JPMCC, Series 2014-DSTY, Class B, 3.771%, 6/10/27(10)	1,900	1,953,570
UBSC, Series 2011-C1, Class D, 5.875%, 1/10/45(10)(11)	2,000	2,242,547
UBSCM, Series 2012-C1, Class D, 5.535%, 5/10/45(10)(11)	2,000	2,090,266
WF-RBS, Series 2012-C9, Class D, 4.803%, 11/15/45(10)(11)	1,250	1,237,597
WF-RBS, Series 2014-LC14, Class D, 4.586%, 3/15/47(10)(11)	1,150	1,076,634
WFCM, Series 2010-C1, Class C, 5.585%, 11/15/43(10)(11)	500	559,312
WFCM, Series 2013-LC12, Class D, 4.302%, 7/15/46(10)(11)	2,000	1,905,691

Total Commercial Mortgage-Backed Securities (identified cost $21,094,881)		$21,764,370

Mortgage Pass-Throughs — 24.6%

Security	Principal Amount (000’s omitted)	Value

Federal Home Loan Mortgage Corp.:
2.889%, with maturity at 2035(12)	$3,210	$3,431,680
5.00%, with various maturities to 2023	2,626	2,808,990
6.00%, with various maturities to 2029	2,455	2,774,493
6.15%, with maturity at 2027	982	1,119,101
6.50%, with various maturities to 2032	7,662	8,646,803
7.00%, with various maturities to 2035	4,509	5,267,650
7.50%, with various maturities to 2035	2,061	2,379,701
8.00%, with various maturities to 2032	2,093	2,518,904
8.50%, with various maturities to 2031	2,443	2,901,442
9.00%, with maturity at 2031	215	261,983
9.50%, with various maturities to 2022	106	117,864
11.50%, with maturity at 2019	22	23,472

		$32,252,083

Federal National Mortgage Association:
5.00%, with various maturities to 2040	$4,762	$5,287,126
5.459%, with maturity at 2037(12)	973	1,018,410
5.50%, with various maturities to 2033	3,160	3,535,877
6.00%, with maturity at 2023	1,916	2,128,483
6.321%, with maturity at 2032(12)	1,347	1,508,182
6.50%, with various maturities to 2036	4,449	5,026,857
7.00%, with various maturities to 2033	7,006	8,156,184
7.50%, with various maturities to 2031	4,769	5,553,066
8.00%, with various maturities to 2029	1,302	1,526,322
8.50%, with various maturities to 2027	198	227,178
9.00%, with various maturities to 2029	551	642,016
10.00%, with various maturities to 2031	419	477,652

		$35,087,353

Government National Mortgage Association:
7.50%, with maturity at 2025	$2,253	$2,575,624
8.00%, with various maturities to 2027	2,840	3,379,601
9.00%, with various maturities to 2026	1,429	1,725,787
9.50%, with maturity at 2025	167	191,401
11.00%, with maturity at 2018	72	78,905

		$7,951,318

Total Mortgage Pass-Throughs (identified cost $70,423,872)		$75,290,754

17	See Notes to Consolidated Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2014

Consolidated Portfolio of Investments — continued

Asset-Backed Securities — 3.9%

Security	Principal Amount (000’s omitted)	Value

AH4R, Series 2014-SFR1, Class C, 2.00%, 6/17/31(9)(10)	$200	$194,321
AH4R, Series 2014-SFR1, Class D, 2.35%, 6/17/31(9)(10)	825	796,839
ARP, Series 2014-SFR1, Class C, 2.504%, 9/17/31(9)(10)	2,000	1,993,929
CAH, Series 2014-1A, Class C, 2.10%, 5/17/31(9)(10)	760	745,799
Centurion CDO IX Ltd., Series 2005-9A, Class D1, 4.978%, 7/17/19(9)(10)	500	496,238
Invitation Homes Trust, Series 2013-SFR1, Class D, 2.40%, 12/17/30(9)(10)	550	534,116
Invitation Homes Trust, Series 2014-SFR1, Class D, 2.754%, 6/17/31(9)(10)	1,220	1,203,857
OMFIT, Series 2014-1A, Class A, 2.43%, 6/18/24(10)	700	703,780
OMFIT, Series 2014-1A, Class B, 3.24%, 6/18/24(10)	800	798,368
SBY, Series 2014-1, Class C, 2.204%, 9/17/31(9)(10)	2,000	1,966,666
SCFT, Series 2014-AA, Class B, 4.61%, 10/25/27(10)	1,980	1,984,340
SRFC, Series 2014-1A, Class B, 2.42%, 3/20/30(10)	424	423,398

Total Asset-Backed Securities (identified cost $11,939,876)		$11,841,651

Corporate Bonds & Notes — 1.0%

Security	Principal Amount (000’s omitted)	Value

Chemicals and Plastics — 0.1%
Ineos Finance PLC
7.50%, 5/1/20(10)	$150	$161,063

		$161,063

Financial Intermediaries — 0.1%
First Data Corp.
6.75%, 11/1/20(10)	$163	$174,818

		$174,818

Food Products — 0.4%
Stretford 79 PLC
4.81%, 7/15/20(9)(10)	$1,000	$1,441,394

		$1,441,394

Health Care — 0.1%
CHS/Community Health Systems, Inc.
5.125%, 8/15/18	$425	$443,062

		$443,062

Security		Principal Amount (000’s omitted)	Value

Lodging and Casinos — 0.1%
Caesars Entertainment Operating Co., Inc.
8.50%, 2/15/20		$350	$264,250

			$264,250

Utilities — 0.2%
Calpine Corp.
7.875%, 1/15/23(10)		$539	$599,637

			$599,637

Total Corporate Bonds & Notes (identified cost $3,339,720)			$3,084,224

Foreign Corporate Bonds — 0.2%

Security		Principal Amount (000’s omitted)	Value

Supranational — 0.2%
International Bank for Reconstruction & Development
3.40%, 4/15/17(13)	UYU	17,219	$728,546

			$728,546

Total Foreign Corporate Bonds (identified cost $764,754)			$728,546

Foreign Government Bonds — 10.6%

Security		Principal Amount (000’s omitted)	Value

Bangladesh — 2.0%
Bangladesh Treasury Bond, 8.80%, 6/4/16	BDT	46,100	$599,385
Bangladesh Treasury Bond, 10.10%, 6/11/19	BDT	23,600	312,529
Bangladesh Treasury Bond, 11.30%, 3/7/17	BDT	50,000	682,590
Bangladesh Treasury Bond, 11.40%, 5/9/17	BDT	60,000	822,110
Bangladesh Treasury Bond, 11.50%, 8/8/17	BDT	107,500	1,480,211
Bangladesh Treasury Bond, 11.50%, 11/7/17	BDT	15,700	216,785
Bangladesh Treasury Bond, 11.52%, 12/5/17	BDT	20,000	276,536
Bangladesh Treasury Bond, 11.55%, 9/5/17	BDT	30,000	414,226
Bangladesh Treasury Bond, 11.55%, 10/3/17	BDT	29,900	412,718
Bangladesh Treasury Bond, 11.70%, 4/3/18	BDT	27,400	381,808
Bangladesh Treasury Bond, 11.72%, 2/6/18	BDT	8,400	116,871
Bangladesh Treasury Bond, 11.72%, 7/2/18	BDT	19,400	270,799

Total Bangladesh			$5,986,568

18	See Notes to Consolidated Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2014

Consolidated Portfolio of Investments — continued

Security		Principal Amount (000’s omitted)	Value

Costa Rica — 0.2%
Costa Rica Titulos de Propiedad Bond, 10.58%, 6/22/16	CRC	255,000	$496,784

Total Costa Rica			$496,784

Dominican Republic — 1.0%
Dominican Republic Central Bank Note, 12.00%, 4/5/19(10)	DOP	11,940	$282,127
Dominican Republic International Bond, 11.50%, 5/10/24(10)	DOP	15,000	357,744
Dominican Republic International Bond, 14.00%, 4/30/21(10)	DOP	6,700	170,643
Dominican Republic International Bond, 14.50%, 2/10/23(10)	DOP	1,800	46,685
Dominican Republic International Bond, 14.50%, 2/10/23(14)	DOP	21,000	544,664
Dominican Republic International Bond, 15.95%, 6/4/21(10)	DOP	9,000	256,123
Dominican Republic International Bond, 18.50%, 2/4/28(10)	DOP	800	24,233
Dominican Republic International Bond, 18.50%, 2/4/28(14)	DOP	42,400	1,284,335

Total Dominican Republic			$2,966,554

Georgia — 0.1%
Georgia Treasury Bond, 6.10%, 3/7/15	GEL	624	$358,919

Total Georgia			$358,919

Iceland — 1.8%
Republic of Iceland, 6.25%, 2/5/20	ISK	231,085	$1,519,026
Republic of Iceland, 7.25%, 10/26/22	ISK	238,567	1,630,260
Republic of Iceland, 8.75%, 2/26/19	ISK	329,709	2,374,736

Total Iceland			$5,524,022

Lebanon — 0.1%
Lebanon Treasury Note, 6.50%, 4/2/15	LBP	212,010	$141,371
Lebanon Treasury Note, 6.50%, 5/28/15	LBP	169,890	113,521

Total Lebanon			$254,892

Philippines — 1.3%
Republic of the Philippines, 4.95%, 1/15/21	PHP	63,000	$1,453,195
Republic of the Philippines, 6.25%, 1/14/36	PHP	85,000	2,082,023
Republic of the Philippines, 9.125%, 9/4/16	PHP	14,990	375,453

Total Philippines			$3,910,671

Security		Principal Amount (000’s omitted)	Value

Serbia — 0.8%
Serbia Treasury Bond, 10.00%, 4/4/15	RSD	8,310	$88,456
Serbia Treasury Bond, 10.00%, 4/27/15	RSD	60,770	648,749
Serbia Treasury Bond, 10.00%, 10/17/16	RSD	21,800	232,694
Serbia Treasury Bond, 10.00%, 4/1/17	RSD	46,800	495,809
Serbia Treasury Bond, 10.00%, 5/8/17	RSD	18,760	198,316
Serbia Treasury Bond, 10.00%, 1/24/18	RSD	22,180	232,193
Serbia Treasury Bond, 11.50%, 10/26/15	RSD	61,800	672,350

Total Serbia			$2,568,567

Sri Lanka — 0.3%
Sri Lanka Government Bond, 8.50%, 11/1/15	LKR	124,130	$968,756

Total Sri Lanka			$968,756

Turkey — 0.3%
Turkey Government Bond, 6.50%, 1/7/15	TRY	1,965	$883,196

Total Turkey			$883,196

Uganda — 0.2%
Uganda Government Bond, 14.125%, 12/1/16	UGX	1,019,100	$381,545
Uganda Government Bond, 14.625%, 11/1/18	UGX	1,000,900	381,626

Total Uganda			$763,171

Uruguay — 1.5%
Monetary Regulation Bill, 0.00%, 8/20/15	UYU	23,410	$872,484
Monetary Regulation Bill, 0.00%, 10/8/15	UYU	11,400	417,819
Monetary Regulation Bill, 0.00%, 1/14/16	UYU	1,000	35,482
Monetary Regulation Bill, 0.00%, 4/21/16	UYU	3,460	118,940
Uruguay Notas Del Tesoro, 2.75%, 6/16/16(13)	UYU	54,915	2,214,788
Uruguay Notas Del Tesoro, 9.50%, 1/27/16	UYU	8,160	325,305
Uruguay Notas Del Tesoro, 11.00%, 3/21/17	UYU	18,380	733,220

Total Uruguay			$4,718,038

Vietnam — 1.0%
Vietnam Government Bond, 5.60%, 4/15/16	VND	36,922,900	$1,775,249
Vietnam Government Bond, 7.60%, 10/31/16	VND	14,000,000	700,124
Vietnam Government Bond, 9.10%, 12/15/14	VND	13,799,200	652,547

Total Vietnam			$3,127,920

Total Foreign Government Bonds (identified cost $33,501,882)			$32,528,058

19	See Notes to Consolidated Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2014

Consolidated Portfolio of Investments — continued

U.S. Treasury Obligations — 3.2%

Security		Principal Amount (000’s omitted)	Value

U.S. Treasury Note, 1.75%, 5/15/22(15)		$10,000	$9,752,340

Total U.S. Treasury Obligations (identified cost $9,875,304)			$9,752,340

Common Stocks — 0.4%

Security		Shares	Value
Affinity Gaming, LLC(5)(16)(17)		23,498	$223,232
Buffets Restaurants Holdings, Inc.(5)(16)(17)		10,672	4,375
Dayco Products, LLC(17)		8,898	469,369
ION Media Networks, Inc.(5)(17)		1,357	456,156
MediaNews Group, Inc.(16)(17)		3,023	100,767

Total Common Stocks (identified cost $406,034)			$1,253,899

Short-Term Investments — 13.6%

Foreign Government Securities — 10.6%

Security		Principal Amount (000’s omitted)	Value

Georgia — 0.2%
Georgia Treasury Bill, 0.00%, 2/19/15	GEL	1,110	$626,722

Total Georgia			$626,722

Kenya — 1.8%
Kenya Treasury Bill, 0.00%, 3/2/15	KES	168,000	$1,826,881
Kenya Treasury Bill, 0.00%, 4/13/15	KES	261,000	2,808,287
Kenya Treasury Bill, 0.00%, 4/27/15	KES	87,300	935,944

Total Kenya			$5,571,112

Lebanon — 2.3%
Lebanon Treasury Bill, 0.00%, 11/6/14	LBP	729,860	$482,340
Lebanon Treasury Bill, 0.00%, 11/20/14	LBP	427,700	282,218
Lebanon Treasury Bill, 0.00%, 12/4/14	LBP	362,200	238,631
Lebanon Treasury Bill, 0.00%, 12/18/14	LBP	1,852,400	1,218,550
Lebanon Treasury Bill, 0.00%, 1/1/15	LBP	945,600	621,077
Lebanon Treasury Bill, 0.00%, 2/26/15	LBP	888,900	580,021
Lebanon Treasury Bill, 0.00%, 4/9/15	LBP	1,598,400	1,036,121
Lebanon Treasury Bill, 0.00%, 6/11/15	LBP	3,918,700	2,519,760

Total Lebanon			$6,978,718

Security		Principal Amount (000’s omitted)	Value

Malaysia — 1.0%
Bank Negara Monetary Note, 0.00%, 12/11/14	MYR	10,074	$3,052,810

Total Malaysia			$3,052,810

Nigeria — 0.6%
Nigeria Treasury Bill, 0.00%, 11/6/14	NGN	311,100	$1,876,959

Total Nigeria			$1,876,959

Philippines — 0.7%
Philippine Treasury Bill, 0.00%, 11/5/14	PHP	26,760	$596,275
Philippine Treasury Bill, 0.00%, 1/7/15	PHP	70,790	1,573,655

Total Philippines			$2,169,930

Serbia — 1.3%
Serbia Treasury Bill, 0.00%, 1/9/15	RSD	68,210	$709,603
Serbia Treasury Bill, 0.00%, 1/29/15	RSD	17,000	176,164
Serbia Treasury Bill, 0.00%, 2/26/15	RSD	36,670	377,872
Serbia Treasury Bill, 0.00%, 3/12/15	RSD	212,260	2,181,028
Serbia Treasury Bill, 0.00%, 6/4/15	RSD	30,830	311,204

Total Serbia			$3,755,871

Sri Lanka — 2.0%
Sri Lanka Treasury Bill, 0.00%, 11/7/14	LKR	41,180	$314,753
Sri Lanka Treasury Bill, 0.00%, 12/19/14	LKR	83,190	631,791
Sri Lanka Treasury Bill, 0.00%, 1/2/15	LKR	9,310	70,551
Sri Lanka Treasury Bill, 0.00%, 2/20/15	LKR	47,590	357,930
Sri Lanka Treasury Bill, 0.00%, 2/27/15	LKR	50,450	378,999
Sri Lanka Treasury Bill, 0.00%, 3/6/15	LKR	87,750	658,442
Sri Lanka Treasury Bill, 0.00%, 3/13/15	LKR	52,790	395,677
Sri Lanka Treasury Bill, 0.00%, 3/27/15	LKR	126,930	949,267
Sri Lanka Treasury Bill, 0.00%, 4/17/15	LKR	294,100	2,192,768
Sri Lanka Treasury Bill, 0.00%, 6/26/15	LKR	32,360	238,477

Total Sri Lanka			$6,188,655

Uganda — 0.5%
Uganda Treasury Bill, 0.00%, 2/19/15	UGX	2,026,900	$725,255
Uganda Treasury Bill, 0.00%, 9/17/15	UGX	2,103,000	696,322

Total Uganda			$1,421,577

Uruguay — 0.1%
Monetary Regulation Bill, 0.00%, 12/18/14	UYU	450	$18,366
Monetary Regulation Bill, 0.00%, 2/20/15	UYU	3,240	129,133
Monetary Regulation Bill, 0.00%, 3/26/15	UYU	470	18,484
Monetary Regulation Bill, 0.00%, 8/14/15	UYU	3,922	146,329

Total Uruguay			$312,312

20	See Notes to Consolidated Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2014

Consolidated Portfolio of Investments — continued

Security		Principal Amount (000’s omitted)	Value

Zambia — 0.1%
Zambia Treasury Bill, 0.00%, 6/15/15	ZMW	2,290	$330,658

Total Zambia			$330,658

Total Foreign Government Securities (identified cost $33,122,223)			$32,285,324

U.S. Treasury Obligations — 1.0%

Security		Principal Amount (000’s omitted)	Value
U.S. Treasury Bill, 0.00%, 12/4/14(15)		$3,000	$3,000,006

Total U.S. Treasury Obligations (identified cost $2,999,984)			$3,000,006

Other — 2.0%

Description		Interest (000’s omitted)	Value
Eaton Vance Cash Reserves Fund, LLC, 0.14%(18)		$6,172	$6,172,400

Total Other (identified cost $6,172,400)			$6,172,400

Total Short-Term Investments (identified cost $42,294,607)			$41,457,730

Total Investments — 140.2% (identified cost $426,649,219)			$429,123,222

Less Unfunded Loan Commitments — (0.1)%			$(246,124)

Net Investments — 140.1% (identified cost $426,403,095)			$428,877,098

Other Assets, Less Liabilities — (40.1)%			$(122,666,787)

Net Assets — 100.0%			$306,210,311

The percentage shown for each investment category in the Consolidated Portfolio of Investments is based on net assets.

AH4R	–	American Homes 4 Rent
ARP	–	American Residential Properties Trust
CAH	–	Colony American Homes
COMM	–	Commercial Mortgage Trust
DIP	–	Debtor In Possession
ESA	–	Extended Stay America Trust
HILT	–	Hilton USA Trust
JPMBB	–	JPMBB Commercial Mortgage Securities Trust
JPMCC	–	JPMorgan Chase Commercial Mortgage Securities Trust
OMFIT	–	OneMain Financial Issuance Trust
SBY	–	Silver Bay Realty Trust
SCFT	–	SpringCastle Funding Trust
SRFC	–	Sierra Receivables Funding Co., LLC
UBSC	–	UBS-Citigroup Commercial Mortgage Trust
UBSCM	–	UBS Commercial Mortgage Trust
WF-RBS	–	WF-RBS Commercial Mortgage Trust
WFCM	–	Wells Fargo Commercial Mortgage Trust

BDT	–	Bangladesh Taka
CRC	–	Costa Rican Colon
DOP	–	Dominican Peso
EUR	–	Euro
GBP	–	British Pound Sterling
GEL	–	Georgian Lari
ISK	–	Icelandic Krona
KES	–	Kenyan Shilling
LBP	–	Lebanese Pound
LKR	–	Sri Lankan Rupee
MYR	–	Malaysian Ringgit
NGN	–	Nigerian Naira
PHP	–	Philippine Peso
RSD	–	Serbian Dinar
TRY	–	New Turkish Lira
UGX	–	Ugandan Shilling
UYU	–	Uruguayan Peso
VND	–	Vietnamese Dong
ZMW	–	Zambian Kwacha

*	In U.S. dollars unless otherwise indicated.

(1)

Senior floating-rate interests (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

21	See Notes to Consolidated Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2014

Consolidated Portfolio of Investments — continued

(2)	This Senior Loan will settle after October 31, 2014, at which time the interest rate will be determined.

(3)	Amount is less than 0.05%.

(4)	Unfunded or partially unfunded loan commitments. See Note 1G for description.

(5)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 9).

(6)

Interest only security that entitles the holder to receive only interest payments on the underlying mortgages. Principal amount shown is the notional amount of the underlying mortgages on which coupon interest is calculated.

(7)	Inverse floating-rate security whose coupon varies inversely with changes in the interest rate index. The stated interest rate represents the coupon rate in effect at October 31, 2014.

(8)	Principal only security that entitles the holder to receive only principal payments on the underlying mortgages.

(9)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2014.

(10)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At October 31, 2014, the aggregate value of these securities is $36,066,968 or 11.8% of the Fund’s net assets.

(11)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at October 31, 2014.

(12)	Adjustable rate mortgage security. Rate shown is the rate at October 31, 2014.

(13)

Inflation-linked security whose principal is adjusted for inflation based on changes in a designated inflation index or inflation rate for the applicable country. Interest is calculated based on the inflation-adjusted principal.

(14)

Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2014, the aggregate value of these securities is $1,828,999 or 0.6% of the Fund’s net assets.

(15)	Security (or a portion thereof) has been pledged to cover collateral requirements on open derivative contracts.

(16)	Non-income producing.

(17)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.

(18)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2014.

(19)	Represents a payment-in-kind security which may pay interest in additional principal at the issuer’s discretion.

22	See Notes to Consolidated Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2014

Consolidated Statement of Assets and Liabilities

Assets	October 31, 2014
Unaffiliated investments, at value (identified cost, $420,230,695)	$422,704,698
Affiliated investment, at value (identified cost, $6,172,400)	6,172,400
Cash	2,112,442
Restricted cash*	295,284
Foreign currency, at value (identified cost, $1,055,092)	1,040,371
Interest receivable	2,475,574
Interest receivable from affiliated investment	1,690
Receivable for investments sold	581,104
Receivable for open forward foreign currency exchange contracts	2,810,986
Receivable for open swap contracts	559,300
Premium paid on open swap contracts	503,211
Tax reclaims receivable	21,418
Other assets	5,253
Total assets	$439,283,731

Liabilities
Notes payable	$128,000,000
Cash collateral due to brokers	295,074
Payable for investments purchased	1,541,639
Payable for Fund shares repurchased	8,755
Payable for variation margin on open centrally cleared swap contracts	350
Payable for open forward foreign currency exchange contracts	1,781,385
Payable for open swap contracts	734,751
Payable to affiliates:
Investment adviser fee	326,152
Trustees’ fees	2,000
Accrued expenses	383,314
Total liabilities	$133,073,420
Net Assets	$306,210,311

Sources of Net Assets
Common shares, $0.01 par value, unlimited number of shares authorized, 18,602,496 shares issued and outstanding	$186,025
Additional paid-in capital	325,980,905
Accumulated net realized loss	(22,764,862)
Accumulated distributions in excess of net investment income	(501,328)
Net unrealized appreciation	3,309,571
Net Assets	$306,210,311

Net Asset Value
($306,210,311 ÷ 18,602,496 common shares issued and outstanding)	$16.46

*	Represents restricted cash on deposit at the custodian and the broker for open derivative contracts.

23	See Notes to Consolidated Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2014

Consolidated Statement of Operations

Investment Income	Year Ended October 31, 2014
Interest (net of foreign taxes, $124,950)	$20,884,665
Dividends	197,917
Interest allocated from affiliated investment	11,350
Expenses allocated from affiliated investment	(1,408)
Total investment income	$21,092,524

Expenses
Investment adviser fee	$3,941,332
Trustees’ fees and expenses	23,209
Custodian fee	457,223
Transfer and dividend disbursing agent fees	18,536
Legal and accounting services	187,882
Printing and postage	103,434
Interest expense and fees	1,146,943
Interest expense on securities sold short	799
Miscellaneous	88,779
Total expenses	$5,968,137
Deduct —
Reduction of custodian fee	$1,499
Total expense reductions	$1,499

Net expenses	$5,966,638

Net investment income	$15,125,886

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions (including a loss of $631,772 from precious metals)	$(443,629)
Investment transactions allocated from affiliated investment	116
Written options	161,343
Securities sold short	7,386
Futures contracts	(215,638)
Swap contracts	(512,354)
Foreign currency and forward foreign currency exchange contract transactions	(592,543)
Net realized loss	$(1,595,319)
Change in unrealized appreciation (depreciation) —
Investments (including net increase of $454,469 from precious metals)	$(4,012,287)
Written options	(96,845)
Securities sold short	(4,042)
Futures contracts	12,901
Swap contracts	(377,840)
Foreign currency and forward foreign currency exchange contracts	1,172,606
Net change in unrealized appreciation (depreciation)	$(3,305,507)

Net realized and unrealized loss	$(4,900,826)

Net increase in net assets from operations	$10,225,060

24	See Notes to Consolidated Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2014

Consolidated Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2014	2013
From operations —
Net investment income	$15,125,886	$15,562,697
Net realized loss from investment transactions, written options, securities sold short, futures contracts, swap contracts, forward commodity contracts, and foreign currency and forward foreign currency exchange contract transactions	(1,595,319)	(2,850,387)
Net change in unrealized appreciation (depreciation) from investments, written options, securities sold short, futures contracts, swap contracts, forward commodity contracts, foreign currency and forward foreign currency exchange contracts	(3,305,507)	(9,201,618)
Net increase in net assets from operations	$10,225,060	$3,510,692
Distributions to shareholders —
From net investment income	$(14,281,714)	$(13,169,455)
Tax return of capital	(6,033,550)	(7,228,069)
Total distributions	$(20,315,264)	$(20,397,524)
Capital share transactions —
Cost of shares repurchased (see Note 5)	$(4,213,097)	$—
Net decrease in net assets from capital share transactions	$(4,213,097)	$—

Net decrease in net assets	$(14,303,301)	$(16,886,832)

Net Assets
At beginning of year	$320,513,612	$337,400,444
At end of year	$306,210,311	$320,513,612

Accumulated distributions in excess of net investment income included in net assets
At end of year	$(501,328)	$(321,218)

25	See Notes to Consolidated Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2014

Consolidated Statement of Cash Flows

Cash Flows From Operating Activities	Year Ended October 31, 2014
Net increase in net assets from operations	$10,225,060
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Investments purchased, including repurchases of securities sold short	(223,174,672)
Investments sold and principal repayments	185,353,431
Increase in short-term investments, net, excluding foreign government securities	(1,421,670)
Net amortization/accretion of premium (discount)	8,397,067
Decrease in restricted cash	104,716
Decrease in interest receivable	101,288
Increase in interest receivable from affiliated investment	(969)
Increase in receivable for open forward foreign currency exchange contracts	(1,881,611)
Decrease in receivable for open swap contracts	719,594
Decrease in premium paid on open swap contracts	268,883
Increase in tax reclaims receivable	(2,117)
Increase in other assets	(209)
Decrease in cash collateral due to brokers	(104,926)
Decrease in written options outstanding, at value	(49,859)
Decrease in payable for variation margin on open futures contracts	(82,898)
Increase in payable for variation margin on open centrally cleared swap contracts	350
Increase in payable for open forward foreign currency exchange contracts	717,132
Decrease in payable for open swap contracts	(366,112)
Decrease in payable to affiliate for investment adviser fee	(13,966)
Decrease in payable to affiliate for Trustees’ fees	(178)
Decrease in interest payable for securities sold short	(1,417)
Decrease in accrued expenses	(127,539)
Increase in unfunded loan commitments	46,124
Net change in unrealized (appreciation) depreciation from:
Investments	4,012,287
Securities sold short	4,042
Net realized (gain) loss from:
Investments	443,629
Securities sold short	(7,386)
Net cash used in operating activities	$(16,841,926)

Cash Flows From Financing Activities
Distributions paid, net of reinvestments	$(20,315,264)
Repurchase of common shares	(4,204,342)
Proceeds from notes payable	69,000,000
Repayment of notes payable	(36,000,000)
Net cash provided by financing activities	$8,480,394

Net decrease in cash*	$(8,361,532)

Cash at beginning of year(1)	$11,514,345

Cash at end of year(1)	$3,152,813

Supplemental disclosure of cash flow information
Cash paid for interest and fees	$1,203,729

(1)	Balance includes foreign currency, at value.

*	Includes net change in unrealized appreciation (depreciation) on foreign currency of $(11,062).

26	See Notes to Consolidated Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2014

Consolidated Financial Highlights

	Year Ended October 31,
	2014	2013	2012	2011	2010
Net asset value — Beginning of year	$16.970	$17.860	$17.800	$18.270	$17.660

Income (Loss) From Operations
Net investment income(1)	$0.804	$0.824	$0.867	$0.822	$1.051
Net realized and unrealized gain (loss)	(0.261)	(0.634)	0.273	(0.132)	0.639

Total income from operations	$0.543	$0.190	$1.140	$0.690	$1.690

Less Distributions
From net investment income	$(0.759)	$(0.697)	$(0.732)	$(1.160)	$(1.080)
Tax return of capital	(0.321)	(0.383)	(0.348)	—	—

Total distributions	$(1.080)	$(1.080)	$(1.080)	$(1.160)	$(1.080)

Anti-dilutive effect of share repurchase program (see Note 5)(1)	$0.027	$—	$—	$—	$—

Net asset value — End of year	$16.460	$16.970	$17.860	$17.800	$18.270

Market value — End of year	$14.530	$15.290	$17.320	$16.350	$17.600

Total Investment Return on Net Asset Value(2)	4.10%	1.47%	6.92%	4.35%	10.26%

Total Investment Return on Market Value(2)	2.05%	(5.72)%	12.87%	(0.51)%	20.48%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$306,210	$320,514	$337,400	$336,165	$345,073
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees(3)	1.53%	1.55%	1.47%	1.38%	1.27%
Interest and fee expense(4)	0.36%	0.47%	0.55%	0.51%	0.46%
Total expenses(3)	1.89%	2.02%	2.02%	1.89%	1.73%
Net investment income	4.80%	4.72%	4.87%	4.52%	5.81%
Portfolio Turnover	41%	48%	42%	35%	21%
Senior Securities:
Total notes payable outstanding (in 000’s)	$128,000	$95,000	$115,000	$98,000	$98,000
Asset coverage per $1,000 of notes payable(5)	$3,392	$4,374	$3,934	$4,430	$4,521

(1)	Computed using average common shares outstanding.

(2)

Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

(3)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(4)	Interest and fee expense relates to borrowings for the purpose of financial leverage (see Note 7) and securities sold short.

(5)	Calculated by subtracting the Fund’s total liabilities (not including the notes payable) from the Fund’s total assets, and dividing the result by the notes payable balance in thousands.

27	See Notes to Consolidated Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2014

Notes to Consolidated Financial Statements

1  Significant Accounting Policies

Eaton Vance Short Duration Diversified Income Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Fund’s primary investment objective is to provide a high level of current income, with a secondary objective of seeking capital appreciation to the extent consistent with its primary goal.

The Fund seeks to gain exposure to the commodity markets, in whole or in part, through investments in Eaton Vance EVG Commodity Subsidiary, Ltd. (the Subsidiary), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands with the same objective and investment policies and restrictions as the Fund. The Fund may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary at October 31, 2014 were $1,425,341 or 0.5% of the Fund’s consolidated net assets. The accompanying consolidated financial statements include the accounts of the Subsidiary. Intercompany balances and transactions have been eliminated in consolidation.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Fund based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Fund. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Fund. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Debt Obligations. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less (excluding those that are non-U.S. dollar denominated, which typically are valued by a pricing service or dealer quotes) are generally valued at amortized cost, which approximates market value.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Commodities. Precious metals are valued at the New York composite mean quotation reported by Bloomberg at the valuation time.

Derivatives. Exchange-traded options are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority for U.S. listed options or by the relevant exchange or board of trade for non-U.S. listed options. Over-the-counter options (including options on securities, indices and foreign currencies) are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Financial and commodities futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Forward commodity contracts are generally valued based on the price of the underlying futures or forward contract provided by the exchange on which the underlying instruments are traded or if unavailable, based on forward rates provided by broker/dealers. Swaps (other than centrally cleared) are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of

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Short Duration Diversified Income Fund

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Notes to Consolidated Financial Statements — continued

fixed and projected floating rate cash flows over the term of the swap contract, and in the case of credit default swaps, based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. In the case of total return swaps, the pricing service valuations are based on the value of the underlying index or instrument and reference interest rate. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/dealers. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). The value of the Fund’s investment in Cash Reserves Fund reflects the Fund’s proportionate interest in its net assets. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Fees associated with loan amendments are recognized immediately. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income. Withholding taxes on foreign interest have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

The Subsidiary is treated as a controlled foreign corporation under the Internal Revenue Code and is not expected to be subject to U.S. federal income tax. The Fund is treated as a U.S. shareholder of the Subsidiary. As a result, the Fund is required to include in gross income for U.S. federal tax purposes all of the Subsidiary’s income, whether or not such income is distributed by the Subsidiary. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the Fund.

As of October 31, 2014, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Consolidated Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Unfunded Loan Commitments — The Fund may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments are disclosed in the accompanying Consolidated Portfolio of Investments.

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Short Duration Diversified Income Fund

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Notes to Consolidated Financial Statements — continued

H  Use of Estimates — The preparation of the consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Fund) could be deemed to have personal liability for the obligations of the Fund. However, the Fund’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Fund shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

J  Financial and Commodities Futures Contracts — Upon entering into a financial or commodities futures contract, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security, commodity or currency, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial or commodities futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial or commodities futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

K  Forward Foreign Currency Exchange and Forward Commodity Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Unrealized and realized gains and losses on forward commodity contracts, which are entered into for the purchase or sale of a specific commodity at a fixed price on a future date, are accounted for as described above. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and, in the case of forward foreign currency exchange contracts, from movements in the value of a foreign currency relative to the U.S. dollar.

L  Written Options — Upon the writing of a call or a put option, the premium received by the Fund is included in the Consolidated Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Fund’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Fund is required to deliver an amount of cash determined by the excess of the strike price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the strike price of the option (in the case of a call) at contract termination. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Fund may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

M  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Fund is included in the Consolidated Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Fund’s policies on investment valuations discussed above. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. If an option which the Fund had purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option on a security, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

N  Interest Rate Swaps — Swap contracts are privately negotiated agreements between the Fund and a counterparty. Certain swap contracts may be centrally cleared (“centrally cleared swaps”), whereby all payments made or received by the Fund pursuant to the contract are with a central clearing party (CCP) rather than the original counterparty. The CCP guarantees the performance of the original parties to the contract. Upon entering into centrally cleared swaps, the Fund is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment.

Pursuant to interest rate swap agreements, the Fund either makes floating-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) based on a benchmark interest rate in exchange for fixed-rate payments or the Fund makes fixed-rate payments to the counterparty (or CCP in the case of a centrally cleared swap) in exchange for payments on a floating benchmark interest rate. Payments received or made are recorded as realized

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Eaton Vance

Short Duration Diversified Income Fund

October 31, 2014

Notes to Consolidated Financial Statements — continued

gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The value of the swap is determined by changes in the relationship between two rates of interest. The Fund is exposed to credit loss in the event of non-performance by the swap counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from movements in interest rates.

O  Cross-Currency Swaps — Cross-currency swaps are interest rate swaps in which interest cash flows are exchanged between two parties based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps also involve the exchange of the notional amounts at the start of the contract at the current spot rate with an agreement to re-exchange such amounts at a later date at either the same exchange rate, a specified rate or the then current spot rate. The entire principal value of a cross-currency swap is subject to the risk that the counterparty to the swap will default on its contractual delivery obligations.

P  Credit Default Swaps — When the Fund is the buyer of a credit default swap contract, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Fund pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and received no proceeds from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Fund is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Fund could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Fund for the same referenced obligation. As the seller, the Fund may create economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Fund also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. Upfront payments or receipts, if any, are recorded as other assets or other liabilities, respectively, and amortized over the life of the swap contract as realized gains or losses. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps as presented in Notes 6 and 9. The Fund segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Fund segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked to market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

Q  Total Return Swaps — In a total return swap, the buyer receives a periodic return equal to the total return of a specified security, securities or index for a specified period of time. In return, the buyer pays the counterparty a variable stream of payments, typically based upon short-term interest rates, possibly plus or minus an agreed upon spread. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. Periodic payments received or made are recorded as realized gains or losses. The Fund is exposed to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of exchange rates, interest rates, securities, or the index.

R  Repurchase Agreements — A repurchase agreement is the purchase by the Fund of securities from a counterparty in exchange for cash that is coupled with an agreement to resell those securities to the counterparty at a specified date and price. When a repurchase agreement is entered, the Fund typically receives securities with a value that equals or exceeds the repurchase price, including any accrued interest earned on the agreement. The value of such securities will be marked to market daily, and cash or additional securities will be exchanged between the parties as needed. Except in the case of a repurchase agreement entered to settle a short sale, the value of the securities delivered to the Fund will be at least equal to 90% of the repurchase price during the term of the repurchase agreement. The terms of a repurchase agreement entered to settle a short sale may provide that the cash purchase price paid by the Fund is more than the value of purchased securities that effectively collateralize the repurchase price payable by the counterparty. Since in such a transaction, the Fund normally will have used the purchased securities to settle the short sale, the Fund will segregate liquid assets equal to the marked to market value of the purchased securities that it is obligated to return to the counterparty under the repurchase agreement. In the event of insolvency of the counterparty to a repurchase agreement, recovery of the repurchase price owed to the Fund may be delayed. Such an insolvency also may result in a loss to the extent that the value of the purchased securities decreases during the delay or that value has otherwise not been maintained at an amount at least equal to the repurchase price.

S  Securities Sold Short — A short sale is a transaction in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer with an obligation to replace such borrowed security at a later date. Until the security is replaced, the Fund is required to repay the lender any interest, which accrues during the period of the loan. The proceeds received from a short sale are recorded as a liability and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position on the day of determination. A gain, limited to the price at which the Fund sold the security short, or a loss, potentially unlimited as there is no upward limit on the price of a security, is recorded when the short position is terminated. Interest payable on securities sold short is recorded as an expense.

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Eaton Vance

Short Duration Diversified Income Fund

October 31, 2014

Notes to Consolidated Financial Statements — continued

T  Stripped Mortgage-Backed Securities — The Fund may invest in Interest Only (IO) and Principal Only (PO) securities, a form of stripped mortgage-backed securities, whereby the IO security receives all the interest and the PO security receives all the principal on a pool of mortgage assets. The yield to maturity on an IO security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the yield to maturity from these securities. If the underlying mortgages experience greater than anticipated prepayments of principal, the Fund may fail to recoup its initial investment in an IO security. The market value of IO and PO securities can be unusually volatile due to changes in interest rates.

U  Consolidated Statement of Cash Flows — The cash amount shown in the Consolidated Statement of Cash Flows of the Fund is the amount included in the Fund’s Consolidated Statement of Assets and Liabilities and represents the unrestricted cash on hand at its custodian and does not include any short-term investments.

2  Distributions to Shareholders and Income Tax Information

Subject to its Managed Distribution Plan, the Fund intends to make monthly distributions to shareholders and to distribute all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years). In its distributions, the Fund intends to include amounts attributable to the imputed interest on foreign currency exposures through long and short positions in forward currency exchange contracts (represented by the difference between the foreign currency spot rate and the foreign currency forward rate) and the imputed interest derived from certain other derivative positions. Distributions are recorded on the ex-dividend date. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the consolidated financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. In certain circumstances, a portion of distributions to shareholders may include a return of capital component.

The tax character of distributions declared for the years ended October 31, 2014 and October 31, 2013 was as follows:

	Year Ended October 31,
	2014	2013

Distributions declared from:
Ordinary income	$14,281,714	$13,169,455
Tax return of capital	$6,033,550	$7,228,069

During the year ended October 31, 2014, accumulated net realized loss was decreased by $2,278,572, accumulated undistributed net investment income was decreased by $1,024,282 and paid-in capital was decreased by $1,254,290 due to differences between book and tax accounting, primarily for foreign currency gain (loss), paydown gain (loss), premium amortization, swap contracts, mixed straddles, investments in partnerships and investment in the Subsidiary. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2014, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Capital loss carryforward	$(21,088,086)
Net unrealized appreciation	$1,131,467

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Consolidated Statement of Assets and Liabilities are primarily due to wash sales, foreign currency transactions, premium amortization, swap contracts, straddle adjustments and investments in partnerships.

At October 31, 2014, the Fund, for federal income tax purposes, had a capital loss carryforward of $21,088,086 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The capital loss carryforward will expire on October 31, 2016 ($13,612,131), October 31, 2017 ($738,126), October 31, 2018 ($5,165,932) and October 31, 2019 ($1,571,897) and its character is short-term. Under tax regulations, capital losses incurred in taxable years beginning after December 2010 are considered deferred capital losses and are treated as arising on the first day of the Fund’s next taxable year, retaining the same short-term or long-term character as when originally deferred. Deferred capital losses are required to be used prior to capital loss carryforwards, which carry an expiration date. As a result of this ordering rule, capital loss carryforwards may be more likely to expire unused.

During the year ended October 31, 2014, a capital loss carryforward of $489,102 was utilized to offset net realized gains by the Fund.

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Eaton Vance

Short Duration Diversified Income Fund

October 31, 2014

Notes to Consolidated Financial Statements — continued

The cost and unrealized appreciation (depreciation) of investments of the Fund, including the Fund’s investment in the Subsidiary, at October 31, 2014, as determined on a federal income tax basis, were as follows:

Aggregate cost	$431,851,835

Gross unrealized appreciation	$5,574,388
Gross unrealized depreciation	(8,123,786)

Net unrealized depreciation	$(2,549,398)

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for investment advisory services rendered to the Fund and the Subsidiary. Pursuant to the investment advisory agreement and subsequent fee reduction agreement between the Fund and EVM and the investment advisory agreement between the Subsidiary and EVM, the Fund and Subsidiary each pay EVM a fee at an annual rate of 0.75% of its respective average daily total leveraged assets (excluding its interest in the Subsidiary in the case of the Fund), subject to the limitation described below, and is payable monthly. Total leveraged assets as referred to herein represent net assets plus liabilities or obligations attributable to investment leverage and the notional value of long and short forward currency contracts, futures contracts and swaps held by the Fund. The notional value of a contract for purposes of calculating total leveraged assets is the stated dollar value of the underlying reference instrument at the time the derivative position is entered into and remains constant throughout the life of the derivative contract. However, the derivative contracts are marked to market daily and any unrealized appreciation or depreciation is reflected in the Fund’s net assets. When the Fund holds both long and short forward currency contracts in the same foreign currency, the offsetting positions are netted for purposes of determining total leveraged assets. When the Fund holds other long and short positions in foreign obligations denominated in the same currency, total leveraged assets are calculated by excluding the smaller of the long or short position.

The advisory agreements provide that if investment leverage exceeds 40% of the Fund’s total leveraged assets, EVM will not receive a management fee on total leveraged assets in excess of this amount. As of October 31, 2014, the Fund’s investment leverage was 47% of its total leveraged assets. For the year ended October 31, 2014, the Fund’s investment adviser fee amounted to $3,941,332 or 0.71% of the Fund’s average daily total leveraged assets and 1.25% of the Fund’s average daily net assets. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. EVM also serves as administrator of the Fund, but receives no compensation.

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2014, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, paydowns, principal repayments on Senior Loans and securities sold short, for the year ended October 31, 2014 were as follows:

	Purchases	Sales

Investments (non-U.S. Government)	$145,270,552	$118,587,009
U.S. Government and Agency Securities	39,931,966	34,087,825

	$185,202,518	$152,674,834

5  Common Shares of Beneficial Interest

The Fund may issue common shares pursuant to its dividend reinvestment plan. There were no common shares issued by the Fund for the years ended October 31, 2014 and October 31, 2013.

On November 11, 2013, the Board of Trustees of the Fund authorized the repurchase by the Fund of up to 10% of its then currently outstanding common shares in open-market transactions at a discount to net asset value (NAV). The repurchase program does not obligate the Fund to purchase a specific amount of shares. During the year ended October 31, 2014, the Fund repurchased 284,100 of its common shares under the share repurchase program at a cost, including brokerage commissions, of $4,213,097 and an average price per share of $14.83. The weighted average discount per share to NAV on these repurchases amounted to 10.75% for the year ended October 31, 2014.

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Notes to Consolidated Financial Statements — continued

6  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts, futures contracts, swap contracts and written options and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at October 31, 2014 is as follows:

Forward Foreign Currency Exchange Contracts
Settlement Date	Deliver	In Exchange For	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)

11/3/14	Chilean Peso 799,383,290	United States Dollar 1,377,829	BNP Paribas	$—	$(11,388)	$(11,388)
11/3/14	Chilean Peso 799,383,290	United States Dollar 1,386,254	Citibank, N.A.	—	(2,963)	(2,963)
11/3/14	United States Dollar 1,386,254	Chilean Peso 799,383,290	BNP Paribas	2,963	—	2,963
11/3/14	United States Dollar 1,390,232	Chilean Peso 799,383,290	Citibank, N.A.	—	(1,015)	(1,015)
11/4/14	Brazilian Real 3,796,000	United States Dollar 1,519,616	Morgan Stanley & Co. International PLC	—	(12,327)	(12,327)
11/4/14	Brazilian Real 3,796,000	United States Dollar 1,553,064	Standard Chartered Bank	21,122	—	21,122
11/4/14	United States Dollar 1,553,064	Brazilian Real 3,796,000	Morgan Stanley & Co. International PLC	—	(21,122)	(21,122)
11/4/14	United States Dollar 1,639,458	Brazilian Real 3,796,000	Standard Chartered Bank	—	(107,515)	(107,515)
11/5/14	Euro 4,654,197	Romanian Leu 20,739,100	BNP Paribas	60,223	—	60,223
11/5/14	Romanian Leu 10,421,141	Euro 2,360,662	Bank of America, N.A.	—	(2,710)	(2,710)
11/5/14	Romanian Leu 5,274,000	Euro 1,193,369	BNP Paribas	—	(3,038)	(3,038)
11/5/14	Romanian Leu 5,043,959	Euro 1,132,002	BNP Paribas	—	(14,579)	(14,579)
11/12/14	Euro 871,603	United States Dollar 1,170,268	Citibank, N.A.	77,963	—	77,963
11/12/14	United States Dollar 1,417,754	Mexican Peso 18,902,060	BNP Paribas	—	(14,787)	(14,787)
11/12/14	United States Dollar 1,587,709	Mexican Peso 20,952,000	Deutsche Bank AG	—	(32,589)	(32,589)
11/14/14	United States Dollar 1,037,007	Indian Rupee 64,227,000	Barclays Bank PLC	7,731	—	7,731
11/14/14	United States Dollar 542,432	Indian Rupee 33,350,000	Citibank, N.A.	51	—	51
11/14/14	United States Dollar 476,120	Indian Rupee 29,273,000	Deutsche Bank AG	44	—	44
11/14/14	United States Dollar 1,128,740	Indian Rupee 69,948,000	Standard Chartered Bank	9,058	—	9,058
11/14/14	United States Dollar 2,347,263	Indonesian Rupiah 27,831,494,048	Australia and New Zealand Banking Group Limited	—	(46,822)	(46,822)

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Notes to Consolidated Financial Statements — continued

Forward Foreign Currency Exchange Contracts (continued)
Settlement Date	Deliver	In Exchange For	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)

11/17/14	United States Dollar 731,875	Singapore Dollar 935,000	Australia and New Zealand Banking Group Limited	$—	$(4,131)	$(4,131)
11/17/14	United States Dollar 3,076,737	South Korean Won 3,202,729,000	BNP Paribas	—	(88,426)	(88,426)
11/20/14	Indonesian Rupiah 2,592,239,000	United States Dollar 218,736	BNP Paribas	4,613	—	4,613
11/20/14	Indonesian Rupiah 2,370,157,000	United States Dollar 200,030	Standard Chartered Bank	4,252	—	4,252
11/21/14	Euro 894,321	United States Dollar 1,186,745	Bank of America, N.A.	65,904	—	65,904
11/21/14	Euro 2,005,050	United States Dollar 2,575,116	Bank of America, N.A.	62,214	—	62,214
11/21/14	Euro 1,276,518	United States Dollar 1,627,465	Bank of America, N.A.	27,622	—	27,622
11/21/14	Euro 85,074	United States Dollar 113,440	Bank of America, N.A.	6,818	—	6,818
11/21/14	Euro 160,100	United States Dollar 201,887	Bank of America, N.A.	1,236	—	1,236
11/21/14	Euro 113,122	United States Dollar 150,167	Goldman Sachs International	8,393	—	8,393
11/21/14	United States Dollar 409,477	Chilean Peso 240,875,000	BNP Paribas	8,447	—	8,447
11/21/14	United States Dollar 618,396	Chilean Peso 364,249,000	Citibank, N.A.	13,585	—	13,585
11/21/14	United States Dollar 981,874	Indian Rupee 60,724,000	Citibank, N.A.	5,021	—	5,021
11/21/14	United States Dollar 1,030,545	Indian Rupee 63,765,000	JPMorgan Chase Bank, N.A.	5,773	—	5,773
11/21/14	United States Dollar 970,074	Indian Rupee 60,033,000	Standard Chartered Bank	5,592	—	5,592
11/21/14	United States Dollar 1,748,157	Indonesian Rupiah 21,542,540,000	Deutsche Bank AG	31,091	—	31,091
11/21/14	United States Dollar 2,469,476	Indonesian Rupiah 30,419,007,000	Goldman Sachs International	42,900	—	42,900
11/24/14	United States Dollar 2,380,155	Singapore Dollar 3,020,000	Standard Chartered Bank	—	(29,668)	(29,668)
11/26/14	Euro 6,716,354	United States Dollar 9,010,511	Morgan Stanley & Co. International PLC	592,730	—	592,730
11/26/14	United States Dollar 562,327	Euro 419,003	Standard Chartered Bank	—	(37,180)	(37,180)
11/28/14	Euro 3,448,673	United States Dollar 4,551,576	Goldman Sachs International	229,209	—	229,209
11/28/14	United States Dollar 562,642	Euro 445,072	Goldman Sachs International	—	(4,814)	(4,814)
11/28/14	United States Dollar 2,253,834	Israeli Shekel 8,227,282	BNP Paribas	—	(88,788)	(88,788)
12/2/14	United States Dollar 1,507,905	Brazilian Real 3,796,000	Morgan Stanley & Co. International PLC	10,908	—	10,908

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Notes to Consolidated Financial Statements — continued

Forward Foreign Currency Exchange Contracts (continued)
Settlement Date	Deliver	In Exchange For	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)

12/4/14	British Pound Sterling 1,778,000	Euro 2,212,433	Standard Chartered Bank	$—	$(70,532)	$(70,532)
12/4/14	Euro 4,673,285	British Pound Sterling 3,719,000	Deutsche Bank AG	90,387	—	90,387
12/9/14	Ghanaian Cedi 1,184,000	United States Dollar 431,330	Citibank, N.A.	73,444	—	73,444
12/9/14	Ghanaian Cedi 1,175,000	United States Dollar 431,193	Standard Bank PLC	76,028	—	76,028
12/9/14	Ghanaian Cedi 1,183,000	United States Dollar 431,358	Standard Bank PLC	73,775	—	73,775
12/9/14	United States Dollar 395,550	Ghanaian Cedi 1,184,000	Citibank, N.A.	—	(37,665)	(37,665)
12/9/14	United States Dollar 787,759	Ghanaian Cedi 2,358,000	Standard Bank PLC	—	(75,012)	(75,012)
12/9/14	United States Dollar 1,213,794	Indian Rupee 74,357,000	Citibank, N.A.	—	(8,174)	(8,174)
12/11/14	Euro 2,409,215	Norwegian Krone 19,841,000	Standard Chartered Bank	—	(81,940)	(81,940)
12/11/14	Euro 2,414,081	Swedish Krona 22,193,000	Deutsche Bank AG	—	(20,198)	(20,198)
12/11/14	New Zealand Dollar 3,153,000	United States Dollar 2,582,228	Standard Chartered Bank	133,264	—	133,264
12/11/14	United States Dollar 2,587,699	New Zealand Dollar 3,153,000	Morgan Stanley & Co. International PLC	—	(138,735)	(138,735)
12/12/14	Euro 1,266,709	United States Dollar 1,639,741	BNP Paribas	51,978	—	51,978
12/12/14	Ghanaian Cedi 1,196,000	United States Dollar 431,146	Standard Bank PLC	70,310	—	70,310
12/12/14	United States Dollar 398,999	Ghanaian Cedi 1,196,000	Standard Bank PLC	—	(38,162)	(38,162)
12/15/14	United States Dollar 2,402,847	Yuan Renminbi Offshore 14,821,000	Citibank, N.A.	7,319	—	7,319
12/15/14	United States Dollar 1,541,929	Yuan Renminbi Offshore 9,510,000	Deutsche Bank AG	4,571	—	4,571
12/16/14	United States Dollar 310,345	Zambian Kwacha 1,980,000	Barclays Bank PLC	349	—	349
12/19/14	Ghanaian Cedi 1,203,000	United States Dollar 431,183	Standard Bank PLC	69,810	—	69,810
12/19/14	United States Dollar 400,000	Ghanaian Cedi 1,203,000	Standard Bank PLC	—	(38,627)	(38,627)
12/19/14	United States Dollar 1,669,332	Mauritian Rupee 52,200,000	Citibank, N.A.	—	(7,711)	(7,711)
12/22/14	United States Dollar 697,632	Chilean Peso 411,408,000	JPMorgan Chase Bank, N.A.	14,275	—	14,275
12/26/14	United States Dollar 3,334,821	Peruvian New Sol 9,716,000	BNP Paribas	—	(30,445)	(30,445)
12/26/14	United States Dollar 2,833,934	Peruvian New Sol 8,251,000	Citibank, N.A.	—	(27,800)	(27,800)

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Notes to Consolidated Financial Statements — continued

Forward Foreign Currency Exchange Contracts (continued)
Settlement Date	Deliver	In Exchange For	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)

12/31/14	British Pound Sterling 1,121,762	United States Dollar 1,826,526	Goldman Sachs International	$32,849	$—	$32,849
12/31/14	Euro 84,712	United States Dollar 107,555	HSBC Bank USA, N.A.	1,359	—	1,359
1/12/15	United States Dollar 117,024	Ugandan Shilling 320,060,000	Citibank, N.A.	—	(1,020)	(1,020)
1/12/15	United States Dollar 683,978	Ugandan Shilling 1,867,261,000	Standard Chartered Bank	—	(7,201)	(7,201)
1/13/15	United States Dollar 2,900,084	Colombian Peso 5,955,323,000	Citibank, N.A.	—	(25,961)	(25,961)
1/14/15	United States Dollar 601,782	Egyptian Pound 4,390,000	Citibank, N.A.	2,024	—	2,024
1/20/15	Euro 1,638,792	Polish Zloty 6,962,164	BNP Paribas	4,995	—	4,995
1/20/15	Euro 3,446,078	Polish Zloty 14,636,784	Nomura International PLC	9,510	—	9,510
1/28/15	United States Dollar 3,134,293	Mexican Peso 42,664,000	HSBC Bank USA, N.A.	18,123	—	18,123
1/30/15	British Pound Sterling 84,097	United States Dollar 135,613	HSBC Bank USA, N.A.	1,178	—	1,178
1/30/15	United States Dollar 1,366,818	Chilean Peso 799,383,290	BNP Paribas	11,606	—	11,606
2/4/15	Euro 2,351,924	Romanian Leu 10,421,141	Bank of America, N.A.	1,822	—	1,822
2/5/15	Kazakhstani Tenge 259,474,000	United States Dollar 1,384,969	Deutsche Bank AG	54,586	—	54,586
2/5/15	United States Dollar 1,563,096	Kazakhstani Tenge 259,474,000	Deutsche Bank AG	—	(232,713)	(232,713)
2/6/15	United States Dollar 483,871	Uruguayan Peso 12,000,000	Citibank, N.A.	—	(1,494)	(1,494)
2/13/15	United States Dollar 513,078	Uruguayan Peso 12,750,000	Citibank, N.A.	—	(1,695)	(1,695)
2/23/15	Argentine Peso 1,000,000	United States Dollar 96,432	Citibank, N.A.	—	(8,728)	(8,728)
2/23/15	Argentine Peso 1,000,000	United States Dollar 96,395	Citibank, N.A.	—	(8,766)	(8,766)
2/23/15	Argentine Peso 1,000,000	United States Dollar 95,831	Citibank, N.A.	—	(9,329)	(9,329)
2/23/15	United States Dollar 258,621	Argentine Peso 3,000,000	Citibank, N.A.	56,860	—	56,860
2/24/15	Argentine Peso 770,000	United States Dollar 73,734	Citibank, N.A.	—	(7,132)	(7,132)
2/24/15	Argentine Peso 1,230,000	United States Dollar 117,613	Citibank, N.A.	—	(11,561)	(11,561)
2/24/15	United States Dollar 172,414	Argentine Peso 2,000,000	Citibank, N.A.	37,626	—	37,626
2/25/15	Argentine Peso 1,000,000	United States Dollar 95,547	Citibank, N.A.	—	(9,333)	(9,333)

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Notes to Consolidated Financial Statements — continued

Forward Foreign Currency Exchange Contracts (continued)
Settlement Date	Deliver	In Exchange For	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)

2/25/15	Argentine Peso 2,000,000	United States Dollar 192,604	Citibank, N.A.	$—	$(17,156)	$(17,156)
2/25/15	Argentine Peso 2,000,000	United States Dollar 191,681	Citibank, N.A.	—	(18,079)	(18,079)
2/25/15	United States Dollar 432,900	Argentine Peso 5,000,000	Citibank, N.A.	91,501	—	91,501
3/5/15	Kenyan Shilling 62,297,000	United States Dollar 674,940	JPMorgan Chase Bank, N.A.	—	(3,470)	(3,470)
3/12/15	Russian Ruble 30,380,000	United States Dollar 777,181	Bank of America, N.A.	94,534	—	94,534
3/12/15	United States Dollar 772,144	Russian Ruble 30,380,000	Credit Suisse International	—	(89,497)	(89,497)
3/13/15	Euro 256,884	Serbian Dinar 32,560,000	Citibank, N.A.	13,672	—	13,672
3/23/15	United States Dollar 1,076,807	Zambian Kwacha 7,150,000	Standard Chartered Bank	3,196	—	3,196
4/30/15	United States Dollar 710,900	Uruguayan Peso 18,000,000	Citibank, N.A.	—	(6,015)	(6,015)
5/21/15	New Turkish Lira 8,058,000	United States Dollar 3,360,599	BNP Paribas	—	(113,531)	(113,531)
5/21/15	United States Dollar 5,534,049	New Turkish Lira 13,409,000	Standard Chartered Bank	247,113	—	247,113
6/11/15	United States Dollar 309,444	Zambian Kwacha 2,310,000	Standard Chartered Bank	29,012	—	29,012
6/12/15	United States Dollar 191,934	Zambian Kwacha 1,404,000	Citibank, N.A.	13,702	—	13,702
6/12/15	United States Dollar 310,948	Zambian Kwacha 2,186,900	Citibank, N.A.	9,355	—	9,355
6/12/15	United States Dollar 127,284	Zambian Kwacha 906,900	Citibank, N.A.	5,544	—	5,544
6/15/15	United States Dollar 2,369,549	Ugandan Shilling 6,570,760,006	Citibank, N.A.	—	(109,841)	(109,841)
6/17/15	United States Dollar 307,517	Zambian Kwacha 2,265,000	Standard Chartered Bank	23,619	—	23,619
6/18/15	United States Dollar 421,527	Zambian Kwacha 3,084,300	Standard Chartered Bank	29,224	—	29,224
6/18/15	United States Dollar 179,806	Zambian Kwacha 1,311,000	Standard Chartered Bank	11,788	—	11,788
6/25/15	United States Dollar 598,298	Zambian Kwacha 4,253,900	Barclays Bank PLC	21,797	—	21,797
7/24/15	United States Dollar 624,387	Azerbaijani Manat 509,000	Standard Bank PLC	9,644	—	9,644
10/8/15	United States Dollar 899,484	Azerbaijani Manat 732,000	Standard Bank PLC	3,774	—	3,774

				$2,810,986	$(1,781,385)	$1,029,601

38

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Notes to Consolidated Financial Statements — continued

Centrally Cleared Interest Rate Swaps
Counterparty	Notional Amount (000’s omitted)	Fund Pays/Receives Floating Rate	Floating Rate Index	Annual Fixed Rate	Termination Date	Net Unrealized Appreciation (Depreciation)

LCH.Clearnet	HUF 80,000	Pays	6-month HUF BUBOR	5.12%	1/16/17	$31,953
LCH.Clearnet	HUF 80,000	Receives	6-month HUF BUBOR	7.63	1/16/17	(56,311)

						$(24,358)

HUF	–	Hungarian Forint

Interest Rate Swaps
Counterparty	Notional Amount (000’s omitted)		Fund Pays/Receives Floating Rate	Floating Rate Index	Annual Fixed Rate	Termination Date	Net Unrealized Appreciation (Depreciation)

Bank of America, N.A.	HUF	139,000	Pays	6-month HUF BUBOR	5.13%	12/21/16	$55,557
Bank of America, N.A.	PLN	838	Pays	6-month PLN WIBOR	4.34	7/30/17	17,908
Bank of America, N.A.	PLN	838	Receives	6-month PLN WIBOR	3.35	7/30/17	(10,726)
Bank of America, N.A.	PLN	2,560	Pays	6-month PLN WIBOR	3.83	11/14/17	66,440
Bank of America, N.A.	PLN	2,560	Receives	6-month PLN WIBOR	3.61	11/14/17	(59,544)
Bank of America, N.A.	PLN	2,900	Receives	6-month PLN WIBOR	3.52	11/16/17	(64,310)
Barclays Bank PLC	PLN	2,900	Pays	6-month PLN WIBOR	3.81	11/16/17	74,556
Barclays Bank PLC	PLN	4,890	Pays	6-month PLN WIBOR	3.82	11/19/17	126,600
Barclays Bank PLC	PLN	4,890	Receives	6-month PLN WIBOR	3.53	11/19/17	(109,163)
BNP Paribas	PLN	2,147	Pays	6-month PLN WIBOR	4.25	8/7/17	44,153
BNP Paribas	PLN	2,147	Receives	6-month PLN WIBOR	3.60	8/7/17	(32,105)
BNP Paribas	PLN	400	Pays	6-month PLN WIBOR	3.85	11/13/17	10,476
BNP Paribas	PLN	400	Receives	6-month PLN WIBOR	3.38	11/13/17	(8,258)
Citibank, N.A.	PLN	2,130	Pays	6-month PLN WIBOR	3.82	11/19/17	54,918
Citibank, N.A.	PLN	2,130	Receives	6-month PLN WIBOR	3.60	11/19/17	(49,362)
Deutsche Bank AG	PLN	550	Pays	6-month PLN WIBOR	3.79	11/16/17	14,010
Deutsche Bank AG	PLN	550	Receives	6-month PLN WIBOR	3.60	11/16/17	(12,746)
JPMorgan Chase Bank, N.A.	HUF	139,000	Receives	6-month HUF BUBOR	7.36	12/21/16	(93,394)
JPMorgan Chase Bank, N.A.	HUF	82,000	Pays	6-month HUF BUBOR	5.09	1/20/17	32,195
JPMorgan Chase Bank, N.A.	HUF	82,000	Receives	6-month HUF BUBOR	7.75	1/20/17	(58,689)

							$(1,484)

HUF	–	Hungarian Forint
PLN	–	Polish Zloty

Credit Default Swaps — Buy Protection
Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate*		Termination Date	Market Value	Unamortized Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)

China	Bank of America, N.A.	$500	1.00	%(1)	3/20/17	$(8,598)	$(7,116)	$(15,714)
China	Barclays Bank PLC	863	1.00	(1)	3/20/17	(14,840)	(11,178)	(26,018)
China	Deutsche Bank AG	316	1.00	(1)	3/20/17	(5,434)	(3,890)	(9,324)
China	Deutsche Bank AG	369	1.00	(1)	3/20/17	(6,345)	(4,543)	(10,888)
Croatia	BNP Paribas	870	1.00	(1)	12/20/17	25,921	(36,749)	(10,828)

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Notes to Consolidated Financial Statements — continued

Credit Default Swaps — Buy Protection (continued)
Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate*		Termination Date	Market Value	Unamortized Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)

Croatia	Citibank, N.A.	$1,500	1.00	%(1)	12/20/17	$44,691	$(62,603)	$(17,912)
Egypt	Bank of America, N.A.	1,400	1.00	(1)	9/20/15	8,348	(11,862)	(3,514)
Egypt	Citibank, N.A.	300	1.00	(1)	6/20/20	25,586	(18,744)	6,842
Egypt	Deutsche Bank AG	300	1.00	(1)	6/20/20	25,587	(16,667)	8,920
Egypt	Deutsche Bank AG	350	1.00	(1)	6/20/20	29,851	(21,972)	7,879
Egypt	Deutsche Bank AG	300	1.00	(1)	6/20/20	25,587	(18,859)	6,728
Guatemala	Citibank, N.A.	1,286	1.00	(1)	9/20/20	90,255	(58,137)	32,118
Lebanon	Barclays Bank PLC	500	1.00	(1)	12/20/14	(289)	(1,033)	(1,322)
Lebanon	Barclays Bank PLC	100	1.00	(1)	3/20/15	40	(548)	(508)
Lebanon	Barclays Bank PLC	100	1.00	(1)	3/20/15	39	(626)	(587)
Lebanon	Barclays Bank PLC	300	1.00	(1)	3/20/15	119	(1,614)	(1,495)
Lebanon	Citibank, N.A.	350	1.00	(1)	12/20/14	(202)	(709)	(911)
Lebanon	Citibank, N.A.	500	1.00	(1)	12/20/14	(289)	(1,033)	(1,322)
Lebanon	Citibank, N.A.	1,000	1.00	(1)	12/20/14	(578)	(2,098)	(2,676)
Lebanon	Citibank, N.A.	300	1.00	(1)	3/20/15	120	(1,438)	(1,318)
Lebanon	Credit Suisse International	200	1.00	(1)	3/20/15	80	(1,082)	(1,002)
Lebanon	Credit Suisse International	800	1.00	(1)	3/20/15	318	(4,301)	(3,983)
Lebanon	Credit Suisse International	100	1.00	(1)	6/20/15	138	(836)	(698)
Lebanon	Deutsche Bank AG	200	1.00	(1)	3/20/15	79	(998)	(919)
Lebanon	Deutsche Bank AG	100	1.00	(1)	6/20/15	138	(836)	(698)
Lebanon	HSBC Bank USA, N.A.	1,250	1.00	(1)	12/20/17	72,772	(111,676)	(38,904)
Philippines	Barclays Bank PLC	1,100	1.85		12/20/14	(4,829)	—	(4,829)
Philippines	Barclays Bank PLC	655	1.00	(1)	3/20/15	(2,914)	(1,450)	(4,364)
Philippines	Citibank, N.A.	800	1.84		12/20/14	(3,492)	—	(3,492)
Philippines	JPMorgan Chase Bank, N.A.	656	1.00	(1)	3/20/15	(2,919)	(1,452)	(4,371)
Thailand	Barclays Bank PLC	1,900	0.97		9/20/19	(18,827)	—	(18,827)
Thailand	Citibank, N.A.	1,600	0.86		12/20/14	(3,191)	—	(3,191)
Thailand	Citibank, N.A.	900	0.95		9/20/19	(8,049)	—	(8,049)
Thailand	JPMorgan Chase Bank, N.A.	800	0.87		12/20/14	(1,616)	—	(1,616)
Tunisia	Barclays Bank PLC	350	1.00	(1)	9/20/17	11,449	(18,567)	(7,118)
Tunisia	Citibank, N.A.	360	1.00	(1)	9/20/17	11,776	(20,014)	(8,238)
Tunisia	Deutsche Bank AG	500	1.00	(1)	6/20/17	14,098	(20,860)	(6,762)
Tunisia	Goldman Sachs International	300	1.00	(1)	9/20/17	9,813	(14,048)	(4,235)
Tunisia	Nomura International PLC	400	1.00	(1)	12/20/17	14,851	(25,672)	(10,821)

						$329,244	$(503,211)	$(173,967)

*	The contract annual fixed rate represents the fixed rate of interest received by the Fund (as a seller of protection) or paid by the Fund (as a buyer of protection) annually on the notional amount of the credit default swap contract.

(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

40

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2014

Notes to Consolidated Financial Statements — continued

Written options activity for the year ended October 31, 2014 was as follows:

	Principal Amount of Contracts (000’s omitted)	Principal Amount of Contracts (000’s omitted)	Principal Amount of Contracts (000’s omitted)		Premiums Received

Outstanding, beginning of year	INR 225,360	COP —	GBP	10,151	$146,704
Options written	184,670	1,558,590		—	14,639
Options expired	(410,030)	(1,558,590)		(10,151)	(161,343)

Outstanding, end of year	INR —	COP —	GBP	—	$—

COP	–	Colombian Peso
GBP	–	British Pound Sterling
INR	–	Indian Rupee

At October 31, 2014, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

In the normal course of pursuing its investment objectives, the Fund is subject to the following risks:

Commodity Risk:  During the year ended October 31, 2014, the Fund invested in commodities-linked derivative investments, including commodity futures contracts, that provided exposure to the investment returns of certain commodities. Commodities-linked derivative investments were used to enhance total return and/or as a substitute for the purchase or sale of commodities.

Credit Risk:  The Fund enters into credit default swap contracts to manage certain investment risks and/or to enhance total return.

Foreign Exchange Risk: The Fund engages in forward foreign currency exchange contracts, currency options and total return swaps to enhance total return, to seek to hedge against fluctuations in currency exchange rates and/or as a substitute for the purchase or sale of securities or currencies.

Interest Rate Risk:  The Fund utilizes various interest rate derivatives including interest rate futures contracts and interest rate swaps to enhance total return, to seek to hedge against fluctuations in interest rates, and/or to change the effective duration of its portfolio.

The Fund enters into swap contracts (other than centrally cleared swaps), over-the-counter written options and forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those derivatives in a liability position. At October 31, 2014, the fair value of derivatives with credit-related contingent features in a net liability position was $2,362,094. The aggregate fair value of assets pledged as collateral by the Fund for such liability was $918,170 at October 31, 2014.

The over-the-counter (OTC) derivatives in which the Fund invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. The Fund is not subject to counterparty credit risk with respect to its written options as the Fund, not the counterparty, is obligated to perform under such derivatives. To mitigate this risk, the Fund (and Subsidiary) has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Fund (and Subsidiary) may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Fund of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund (and Subsidiary) and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as restricted cash and, in the case of cash pledged by a counterparty for the benefit of the Fund, a corresponding liability on the Consolidated Statement of Assets and Liabilities. Securities pledged by the Fund as collateral, if any,

41

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2014

Notes to Consolidated Financial Statements — continued

are identified as such in the Consolidated Portfolio of Investments. The carrying amount of the liability for cash collateral due to brokers at October 31, 2014 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 9) at October 31, 2014. Because the Subsidiary is not registered under the 1940 Act, it may not be able to negotiate terms with its counterparties that are equivalent to those a registered fund may negotiate. As a result, the Subsidiary may have greater exposure to those counterparties than a registered fund.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2014 was as follows:

	Fair Value
Consolidated Statement of Assets and Liabilities Caption	Credit	Foreign Exchange	Interest Rate	Total

Net unrealized appreciation*	$—	$—	$31,953	$31,953
Receivable for open forward foreign currency exchange contracts	—	2,810,986	—	2,810,986
Receivable for open swap contracts; Premium paid on open swap contracts	411,656	—	496,813	908,469

Total Asset Derivatives	$411,656	$2,810,986	$528,766	$3,751,408

Derivatives not subject to master netting or similar agreements	$—	$—	$31,953	$31,953

Total Asset Derivatives subject to master netting or similar agreements	$411,656	$2,810,986	$496,813	$3,719,455

	Credit	Foreign Exchange	Interest Rate	Total

Net unrealized appreciation*	$—	$—	$(56,311)	$(56,311)
Payable for open forward foreign currency exchange contracts	—	(1,781,385)	—	(1,781,385)
Payable for open swap contracts; Premium paid on open swap contracts	(82,412)	—	(498,297)	(580,709)

Total Liability Derivatives	$(82,412)	$(1,781,385)	$(554,608)	$(2,418,405)

Derivatives not subject to master netting or similar agreements	$—	$—	$(56,311)	$(56,311)

Total Liability Derivatives subject to master netting or similar agreements	$(82,412)	$(1,781,385)	$(498,297)	$(2,362,094)

*	Amount represents cumulative unrealized appreciation or (depreciation) on centrally cleared swap contracts in the Centrally Cleared Swaps Contracts table above. Only the current day’s variation margin on open centrally cleared swap contracts is reported within the Consolidated Statement of Assets and Liabilities as Receivable or Payable for variation margin, as applicable.

During the current reporting period, the Fund adopted the new disclosure requirements for offsetting assets and liabilities, pursuant to which an entity is required to disclose both gross and net information for assets and liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions that are eligible for offset or subject to an enforceable master netting or similar agreement. The Fund’s derivative assets and liabilities at fair value by risk, which are reported gross in the Consolidated Statement of Assets and Liabilities, are presented in the table above. The following tables present the Fund’s derivative assets and liabilities by counterparty, net of amounts available for offset under a

42

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2014

Notes to Consolidated Financial Statements — continued

master netting agreement and net of the related collateral received by the Fund (and Subsidiary) for assets and pledged by the Fund (and Subsidiary) for liabilities as of October 31, 2014.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)

Bank of America, N.A.	$408,403	$(145,888)	$—	$—	$262,515
Barclays Bank PLC	242,680	(150,862)	—	—	91,818
BNP Paribas	225,375	(225,375)	—	—	—
Citibank, N.A.	635,013	(386,601)	—	(248,412)	—
Credit Suisse International	536	(536)	—	—	—
Deutsche Bank AG	290,029	(290,029)	—	—	—
Goldman Sachs International	323,164	(4,814)	—	—	318,350
HSBC Bank USA, N.A.	93,432	—	(93,432)	—	—
JPMorgan Chase Bank, N.A.	52,243	(52,243)	—	—	—
Morgan Stanley & Co. International PLC	603,638	(172,184)	(319,224)	—	112,230
Nomura International PLC	24,361	—	—	—	24,361
Standard Bank PLC	303,341	(151,801)	—	—	151,540
Standard Chartered Bank	517,240	(334,036)	—	—	183,204

	$3,719,455	$(1,914,369)	$(412,656)	$(248,412)	$1,144,018

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)

Australia and New Zealand Banking Group Limited	$(50,953)	$—	$—	$—	$(50,953)
Bank of America, N.A.	(145,888)	145,888	—	—	—
Barclays Bank PLC	(150,862)	150,862	—	—	—
BNP Paribas	(405,345)	225,375	179,970	—	—
Citibank, N.A.	(386,601)	386,601	—	—	—
Credit Suisse International	(89,497)	536	—	—	(88,961)
Deutsche Bank AG	(310,025)	290,029	19,996	—	—
Goldman Sachs International	(4,814)	4,814	—	—	—
JPMorgan Chase Bank, N.A.	(160,088)	52,243	107,845	—	—
Morgan Stanley & Co. International PLC	(172,184)	172,184	—	—	—
Standard Bank PLC	(151,801)	151,801	—	—	—
Standard Chartered Bank	(334,036)	334,036	—	—	—

	$(2,362,094)	$1,914,369	$307,811	$—	$(139,914)

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

43

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2014

Notes to Consolidated Financial Statements — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Consolidated Statement of Operations by risk exposure for the year ended October 31, 2014 was as follows:

Consolidated Statement of Operations Caption	Commodity	Credit	Foreign Exchange	Interest Rate

Net realized gain (loss) —
Investment transactions	$—	$—	$(299,921)	$—
Futures contracts	(196,603)	—	—	(19,035)
Written options	—	—	161,343	—
Swap contracts	—	(532,609)	109,006	(88,751)
Foreign currency and forward foreign currency exchange contract transactions	—	—	(139,933)	—

Total	$(196,603)	$(532,609)	$(169,505)	$(107,786)

Change in unrealized appreciation (depreciation) —
Investments	$—	$—	$281,529	$—
Futures contracts	(3,454)	—	—	16,355
Written options	—	—	(96,845)	—
Swap contracts	—	(458,641)	(16,138)	96,939
Foreign currency and forward foreign currency exchange contracts	—	—	1,164,479	—

Total	$(3,454)	$(458,641)	$1,333,025	$113,294

The average notional amounts of derivative contracts outstanding during the year ended October 31, 2014, which are indicative of the volume of these derivative types, were as follows:

Futures Contracts – Long	Futures Contracts – Short	Forward Foreign Currency Exchange Contracts	Swap Contracts

$544,000	$58,000	$139,232,000	$43,549,000

The average principal amount of purchased currency options contracts outstanding during the year ended October 31, 2014, which is indicative of the volume of this derivative type, was approximately $8,453,000.

7  Credit Agreement

The Fund has entered into a Credit Agreement (the Agreement) with a bank to borrow up to a limit of $150 million pursuant to a 364-day revolving line of credit. Borrowings under the Agreement are secured by the assets of the Fund. Interest is charged at a rate above the London Interbank Offered Rate (LIBOR) and is payable monthly. Under the terms of the Agreement, the Fund pays a commitment fee of 0.15% on the borrowing limit. The Fund is required to maintain certain net asset levels during the term of the Agreement. At October 31, 2014, the Fund had borrowings outstanding under the Agreement of $128,000,000 at an interest rate of 0.92%. Based on the short-term nature of the borrowings under the Agreement and the variable interest rate, the carrying amount of the borrowings at October 31, 2014 approximated its fair value. If measured at fair value, borrowings under the Agreement would have been considered as Level 2 in the fair value hierarchy (see Note 9) at October 31, 2014. For the year ended October 31, 2014, the average borrowings under the Agreement and the average interest rate (excluding fees) were $98,276,712 and 0.93%, respectively.

8  Risks Associated with Foreign Investments

The Fund’s investments in foreign instruments can be adversely affected by changes in currency exchange rates and political, economic and market developments abroad. In emerging or less developed countries, these risks can be more significant. Investment markets in emerging market countries are typically substantially smaller, less liquid and more volatile than the major markets in developed countries. Emerging market countries may have relatively unstable governments and economies. Emerging market investments often are subject to speculative trading, which typically contributes to volatility.

44

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2014

Notes to Consolidated Financial Statements — continued

The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. Economic data as reported by foreign governments and other issuers may be delayed, inaccurate or fraudulent. In the event of a default by a sovereign entity, there are typically no assets to be seized or cash flows to be attached. Furthermore, the willingness or ability of a foreign government to renegotiate defaulted debt may be limited.

9  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2014, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3*	Total

Senior Floating-Rate Interests (Less Unfunded Loan Commitments)	$—	$167,362,335	$20,662	$167,382,997
Collateralized Mortgage Obligations	—	63,792,529	—	63,792,529
Commercial Mortgage-Backed Securities	—	21,764,370	—	21,764,370
Mortgage Pass-Throughs	—	75,290,754	—	75,290,754
Asset-Backed Securities	—	11,841,651	—	11,841,651
Corporate Bonds & Notes	—	3,084,224	—	3,084,224
Foreign Corporate Bonds	—	728,546	—	728,546
Foreign Government Bonds	—	32,528,058	—	32,528,058
U.S. Treasury Obligations	—	9,752,340	—	9,752,340
Common Stocks	—	570,136	683,763	1,253,899
Short-Term Investments —
Foreign Government Securities	—	32,285,324	—	32,285,324
U.S. Treasury Obligations	—	3,000,006	—	3,000,006
Other	—	6,172,400	—	6,172,400

Total Investments	$—	$428,172,673	$704,425	$428,877,098

Forward Foreign Currency Exchange Contracts	$—	$2,810,986	$—	$2,810,986
Swap Contracts	—	940,422	—	940,422

Total	$—	$431,924,081	$704,425	$432,628,506

Liability Description

Forward Foreign Currency Exchange Contracts	$—	$(1,781,385)	$—	$(1,781,385)
Swap Contracts	—	(637,020)	—	(637,020)

Total	$—	$(2,418,405)	$—	$(2,418,405)

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2014 is not presented.

At October 31, 2014, there were no investments transferred between Level 1 and Level 2 during the year then ended.

45

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2014

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Eaton Vance Short Duration Diversified Income Fund:

We have audited the accompanying consolidated statement of assets and liabilities of Eaton Vance Short Duration Diversified Income Fund and subsidiary (the “Fund”), including the consolidated portfolio of investments, as of October 31, 2014, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and senior loans owned as of October 31, 2014, by correspondence with the custodian, brokers and selling or agent banks; where replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Short Duration Diversified Income Fund and subsidiary as of October 31, 2014, the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 17, 2014

46

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2014

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2015 will show the tax status of all distributions paid to your account in calendar year 2014. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals.

Qualified Dividend Income.  For the fiscal year ended October 31, 2014, the Fund designates approximately $156,293, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

47

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2014

Dividend Reinvestment Plan

The Fund offers a dividend reinvestment plan (Plan) pursuant to which shareholders may elect to have distributions automatically reinvested in common shares (Shares) of the Fund. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by American Stock Transfer & Trust Company, LLC (AST) as dividend paying agent. On the distribution payment date, if the NAV per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the NAV per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by AST, the Plan agent (Agent). Distributions subject to income tax (if any) are taxable whether or not Shares are reinvested.

If your Shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that the Fund’s transfer agent re-register your Shares in your name or you will not be able to participate.

The Agent’s service fee for handling distributions will be paid by the Fund. Plan participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Agent at the address noted on the following page. If you withdraw, you will receive Shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Agent to sell part or all of his or her Shares and remit the proceeds, the Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your Shares are held in your own name, you may complete the form on the following page and deliver it to the Agent. Any inquiries regarding the Plan can be directed to the Agent at 1-866-439-6787.

48

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2014

Application for Participation in Dividend Reinvestment Plan

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account:

Shareholder signature                                                           Date

Shareholder signature                                                           Date

Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Short Duration Diversified Income Fund

c/o American Stock Transfer & Trust Company, LLC

P.O. Box 922

Wall Street Station

New York, NY 10269-0560

Number of Employees

The Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company and has no employees.

Number of Shareholders

As of October 31, 2014, Fund records indicate that there are 9 registered shareholders and approximately 10,683 shareholders owning the Fund shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive Fund reports directly, which contain important information about the Fund, please write or call:

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

1-800-262-1122

New York Stock Exchange symbol

The New York Stock Exchange symbol is EVG.

49

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2014

Management and Organization

Fund Management.  The Trustees of Eaton Vance Short Duration Diversified Income Fund (the Fund) are responsible for the overall management and supervision of the Fund’s affairs. The Trustees and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Fund, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 180 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee serves for a three year term. Each officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Fund	Term Expiring; Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Class I Trustee	Until 2015. Trustee since 2007.

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 180 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Fund.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Class I Trustee	Until 2015. Trustee since 2011.

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years.(2) None.

Cynthia E. Frost(3) 1961	Class I Trustee	Until 2015. Trustee since 2014.

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (1989-1995); Consultant, Bain and Company (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman(3) 1952	Class II Trustee	Until 2016. Trustee since 2014.

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the Bank of America Money Market Funds Series Trust (2011-2014) and of the Ashmore Funds (2010-2014).

Valerie A. Mosley(4) 1960	Class III Trustee	Until 2017. Trustee since 2014.

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Class II Trustee	Until 2016. Trustee since 2003.

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

50

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2014

Management and Organization — continued

Name and Year of Birth	Position(s) with the Fund	Term Expiring; Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Ronald A. Pearlman 1940	Class II Trustee	Until 2016. Trustee since 2003.

Lawyer and consultant. Formerly, Professor of Law, Georgetown University Law Center (1999-2014). Formerly, Partner, Covington & Burling LLP (law firm) (1991-2000). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990). Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Class III Trustee	Until 2017. Trustee since 2008.

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Harriett Tee Taggart 1948	Class II Trustee	Until 2016. Trustee since 2011.

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Class III Trustee	Until 2017. Trustee since 2005 and Chairman since 2007.

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(2) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Fund	Officer Since(5)	Principal Occupation(s) During Past Five Years
Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)

Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise. Each Trustee holds office until the annual meeting for the year in which his or her term expires and until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal.

(2)

During their respective tenures, the Trustees (except for Ms. Frost and Mr. Gorman) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Ms. Frost and Mr. Gorman began serving as Trustees effective May 29, 2014.
(4)	Ms. Mosley began serving as a Trustee effective January 1, 2014.
(5)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

51

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

Share Repurchase Program.  The Fund’s Board of Trustees has approved a share repurchase program authorizing the Fund to repurchase up to 10% of its outstanding common shares as of the approved date in open-market transactions at a discount to net asset value. The repurchase program does not obligate the Fund to purchase a specific amount of shares. The Fund’s repurchase activity, including the number of shares purchased, average price and average discount to net asset value, is disclosed in the Fund’s annual and semi-annual reports to shareholders.

Additional Notice to Shareholders.  If applicable, a Fund may also redeem or purchase its outstanding preferred shares in order to maintain compliance with regulatory requirements, borrowing or rating agency requirements or for other purposes as it deems appropriate or necessary.

Closed-End Fund Information.  Eaton Vance closed-end funds make fund performance data and certain information about portfolio characteristics available on the Eaton Vance website shortly after the end of each month. Other information about the funds is available on the website. The funds’ net asset value per share is readily accessible on the Eaton Vance website. Portfolio holdings for the most recent month-end are also posted to the website approximately 30 days following the end of the month. This information is available at www.eatonvance.com on the fund information pages under “Individual Investors — Closed-End Funds”.

52

Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

2319 10.31.14

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is a consultant and private investor. Previously, he served as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).

Item 4. Principal Accountant Fees and Services

(a) –(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended October 31, 2013 and October 31, 2014 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Fiscal Years Ended	10/31/13	10/31/14
Audit Fees	$95,110	$115,442
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$40,050	$41,340
All Other Fees(3)	$0	$0

Total	$135,160	156,782

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.
(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.
(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by D&T for the registrant’s fiscal years ended October 31, 2013 and October 31, 2014; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the same time periods.

Fiscal Years Ended	10/31/13	10/31/14
Registrant	$40,050	$41,340
Eaton Vance(1)	$526,385	$99,750

(1)	The investment adviser to the registrant, as well as any of its affiliates that provide ongoing services to the registrant, are subsidiaries of Eaton Vance Corp.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. William H. Park (Chair), Scott E. Eston, Ronald A. Pearlman, Helen Frame Peters and Ralph F. Verni are the members of the registrant’s audit committee.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy. The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies and/or refer them back to the investment adviser pursuant to the Policies. It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent. The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies. The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies. The investment adviser generally supports management on social and environmental proposals. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personnel of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists. If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Catherine M. McDermott, Scott H. Page, Eric A. Stein, Payson F. Swaffield and Andrew Szczurowski and other Eaton Vance Management (“EVM” of “Eaton Vance”) investment professionals comprise the investment team responsible for the overall and day-to-day management of the Fund’s investments as well as allocations among the Fund’s three principal investment categories.

Ms. McDermott has been an EVM portfolio manager since 2008. Mr. Page has been an EVM portfolio manager since 1996 and is Co-Director of EVM’s Bank Loan Investment Group. Mr. Stein has been an EVM portfolio manager since 2009 and is Co-Director of EVM’s Global Income Group. Mr. Swaffield has been an EVM portfolio manager since 1996 and is Chief Income Investment Officer. Mr. Szczurowski has been an analyst since 2008 and an EVM portfolio manager since 2011. Ms. McDermott and Messrs. Page, Stein, Swaffield and Szczurowski are Vice Presidents of EVM. This information is provided as of the date of filing of this report.

The following table shows, as of the Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars), in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

	Number of All Accounts		Total Assets of All Accounts		Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Catherine C. McDermott
Registered Investment Companies	2		$3,551.4		0	$0
Other Pooled Investment Vehicles	0		$0		0	$0
Other Accounts	0		$0		0	$0

Scott H. Page
Registered Investment Companies	18		$32,381.3		0	$0
Other Pooled Investment Vehicles	8		$11,005.4	(1)	1	$143.9
Other Accounts	3		$1,901.6		0	$0

Eric A. Stein(2)
Registered Investment Companies	14	(3)	$19,256.7		0	$0
Other Pooled Investment Vehicles	3		$435.9		1	$21.1
Other Accounts	0		$0		0	$0

Payson F. Swaffield
Registered Investment Companies	2		$3,551.4		0	$0
Other Pooled Investment Vehicles	0		$0		0	$0
Other Accounts	0		$0		0	$0

Andrew Szczurowski(2)
Registered Investment Companies	6		$6,623.5		0	$0
Other Pooled Investment Vehicles	1		$378.6		0	$0
Other Accounts	0		$0		0	$0

(1)	Certain of these “Other Pooled Investment Vehicles” invest a substantial portion of their assets either in a registered investment company or in a separate pooled investment vehicle managed by this portfolio manager or another Eaton Vance portfolio manager.
(2)	This portfolio manager serves as portfolio manager of one or more registered investment companies and pooled investment vehicles that invest or may invest in one or more underlying registered investment companies in the Eaton Vance family of funds. The underlying investment companies may be managed by this portfolio manager or another portfolio manager.
(3)	This portfolio manager provides investment advice with respect to only a portion of the total assets of certain of these accounts. Only the assets allocated to this portfolio manager as of the Fund’s most recent fiscal year end are reflected in the table.

The following table shows the dollar range of Fund shares beneficially owned by each portfolio manager as of the Fund’s most recent fiscal year end.

Portfolio Manager	Dollar Range of Equity Securities Owned in the Fund
Catherine C. McDermott	None
Scott H. Page	None
Eric A. Stein	$1 - $10,000
Payson F. Swaffield	None
Andrew Szczurowski	None

Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments on the one hand and investments of other accounts for which a portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for a portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, a portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons. EVM has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies which govern the investment adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocation, cross trades and best execution.

Compensation Structure for EVM

Compensation of EVM’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock and/or restricted shares of EVC’s nonvoting common stock. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus the benchmark(s) stated in the prospectus, as well as an appropriate peer group (as described below). In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe Ratio. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by EVM’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group or market index. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period*	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Programs	Maximum Number of Shares that May Yet Be Purchased Under the Programs
November 2013	—	—	—	1,888,660
December 2013	56,000	$15.18	56,000	1,832,660
January 2014	—	—	—	1,832,660
February 2014	—	—	—	1,832,660
March 2014	—	—	—	1,832,660
April 2014	—	—	—	1,832,660
May 2014	—	—	—	1,832,660
June 2014	—	—	—	1,832,660
July 2014	—	—	—	1,832,660
August 2014	—	—	—	1,832,660
September 2014	149,000	$14.80	149,000	1,683,660
October 2014	79,100	$14.63	79,100	1,604,560
Total	284,100	$14.83	284,100

*	On November 11, 2013, the Fund’s Board of Trustees approved a share repurchase program authorizing the Fund to repurchase up to 10% of its then currently outstanding common shares in open-market transactions at a discount to net asset value. The repurchase program was announced on November 15, 2013.

Item 10. Submission of Matters to a Vote of Security Holders

No Material Changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

(c)	Registrant’s notices to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder regarding distributions paid pursuant to the Registrant’s Managed Distribution Plan.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Short Duration Diversified Income Fund

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date: December 11, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date: December 11, 2014

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date: December 11, 2014